UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☐                 Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

VERSO CORPORATION

(Name of Registrant as Specified In Its Charter)

LAPETUS CAPITAL II LLC

ATLAS CAPITAL RESOURCES II LP

ATLAS CAPITAL GP II LP

ATLAS CAPITAL RESOURCES GP II LLC

LAPETUS CAPITAL III LLC

ATLAS CAPITAL RESOURCES III LP

ATLAS CAPITAL GP III LP

ATLAS CAPITAL RESOURCES GP III LLC

ANDREW M. BURSKY

TIMOTHY J. FAZIO

BW COATED LLC

BLUE WOLF CAPITAL FUND IV, L.P.

BLUE WOLF CAPITAL ADVISORS IV, L.P.

BLUE WOLF CAPITAL ADVISORS IV, LLC

ADAM BLUMENTHAL

SEAN T. ERWIN

JEFFREY E. KIRT

TIMOTHY LOWE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

DATED DECEMBER 5, 2019

LAPETUS CAPITAL II LLC

DECEMBER     , 2019

Dear Fellow Verso Corporation Stockholder:

Lapetus Capital II LLC (together with its affiliates) and the other participants in this solicitation are the beneficial owners of 3,107,573 shares of Class A common stock, par value $0.01 per share (the “Common Stock”) of Verso Corporation, a Delaware corporation (“Verso” or the “Company”), representing approximately 8.96% of the outstanding shares of Common Stock. For the reasons set forth in the attached Proxy Statement, we believe meaningful changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that the Company is being run in a manner consistent with the stockholders’ best interests.

We are seeking your support in the election of our three (3) nominees – Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe – at the annual meeting of stockholders scheduled to be held on January 21, 2020, at 10:00 a.m. local time at JW Marriott Essex House, located at 160 Central Park South, New York, New York 10019 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof).

We are seeking representation on the Board because we believe that the Board will benefit from the addition of directors with relevant skill sets and a shared objective of enhancing value for the benefit of all Verso stockholders. The individuals whom we have nominated are highly qualified, capable and ready to serve the stockholders of Verso.

We believe that there is significant value to be realized at Verso. However, we are concerned that the Board is not taking the appropriate actions to address the Company’s continuing underperformance. Given the Company’s financial, stock price and operational underperformance under the oversight of the current Board, we strongly believe that the Board must be reconstituted to ensure that the interests of the stockholders are appropriately represented in the boardroom, and that the Board take the necessary steps to help the Company’s stockholders realize maximum value for their investment. Our nominees not only bring significant operating experience in the paper and pulp industry, which the incumbent Board currently lacks, but also a strong record of creating stockholder value. We are seeking your support at the Annual Meeting to elect our nominees, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe, in opposition to three (3) of the Company’s director nominees, Alan J. Carr, Eugene I. Davis and Steven D. Scheiwe. Your vote to elect our nominees will have the legal effect of replacing Messrs. Carr, Davis and Scheiwe with our nominees, Messrs. Erwin, Kirt and Lowe. If elected, our nominees will constitute a minority on the Board, and there can be no guarantee that our nominees will be able to implement the actions that they believe are necessary to unlock stockholder value.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today. The attached Proxy Statement and the enclosed BLUE proxy card are first being sent or given to the stockholders on or about                , 2019.

If you have already voted for the incumbent Company slate, you have every right to change your vote by signing, dating and returning a later dated BLUE proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Harkins Kovler, LLC, which is assisting us, at its address and toll-free number listed in the proxy statement.

Thank you for your support,

Andrew M. Bursky and Timothy J. Fazio

Lapetus Capital II LLC

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

DATED DECEMBER 5, 2019

2019 ANNUAL MEETING OF STOCKHOLDERS

OF

VERSO CORPORATION

PROXY STATEMENT

OF

LAPETUS CAPITAL II LLC

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

This Proxy Statement and accompanying BLUE proxy card are being furnished to stockholders of Verso Corporation, a Delaware corporation (“Verso” or the “Company”), by Lapetus Capital II LLC (“Lapetus II”), Atlas Capital Resources II LP (“ACR II”), Atlas Capital GP II LP (“AC GP II”), Atlas Capital Resources GP II LLC (“ACR GP II”), Lapetus Capital III LLC (“Lapetus III”), Atlas Capital Resources III LP (“ACR III”), Atlas Capital GP III LP (“AC GP III”), Atlas Capital Resources GP III LLC (“ACR GP III” and, together with Lapetus II, ACR II, AC GP II, ACR GP II, Lapetus III, ACR III, AC GP III, the “Atlas Entities”), Andrew M. Bursky (“Mr. Bursky”) and Timothy J. Fazio (“Mr. Fazio” and, together with the Atlas Entities and Mr. Bursky, the “Atlas Parties” or “we”) and the other participants in connection with the solicitation of proxies from the holders (the “Stockholders”) of Class A common stock, $0.01 par value, of the Company (the “Common Stock”), in connection with the Annual Meeting of Stockholders of the Company (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders held in lieu thereof, the “Annual Meeting”).

The Annual Meeting is scheduled to be held on January 21, 2020, at 10:00 a.m. local time at JW Marriott Essex House, located at 160 Central Park South, New York, New York 10019. The Atlas Parties are soliciting proxies for use at the Annual Meeting. The Company has set the close of business on December 16, 2019 as the record date for determining Stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). This Proxy Statement and the enclosed BLUE proxy card are first being sent or given to the Stockholders on or about                 , 2019.

We believe the Board of Directors of the Company (the “Board”) must be meaningfully reconstituted to ensure that the Board takes the necessary steps for the Company’s Stockholders to realize the maximum value of their investment. We have nominated director candidates who have strong industry backgrounds and who are committed to fully exploring all opportunities to unlock Stockholder value.

We are seeking your support at the Annual Meeting for the following:

a.

Proposal No. 1—To elect the Atlas Parties’ three (3) director nominees, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe (each a “Nominee” and, collectively, the “Nominees”), to the Board as directors to serve until the following annual meeting of Stockholders and until their respective successors are duly elected and qualified; and

b.

Proposal No. 7—To repeal each provision of, or amendment to, the Company’s Bylaws, as amended and restated as of July 15, 2016 (the “Bylaws”) adopted without the approval of Stockholders after June 26, 2019 (the date Lapetus II submitted its Nomination Notice to the Company), and up to and including the date of the Annual Meeting.

WE STRONGLY URGE YOU TO VOTE THE BLUE PROXY CARD (I) FOR SEAN T. ERWIN, JEFFREY E. KIRT AND TIMOTHY LOWE AND (II) FOR THE REPEAL OF EACH PROVISION OR AMENDMENT TO THE BYLAWS ADOPTED WITHOUT THE APPROVAL OF STOCKHOLDERS AFTER JUNE 26, 2019 (THE DATE LAPETUS II SUBMITTED THE NOMINATION NOTICE TO THE COMPANY), AND UP TO AND UNTIL THE DATE OF THE ANNUAL MEETING.

According to Verso’s proxy statement, Verso is soliciting proxies with respect to five (5) other proposals:

a.

Proposal No. 2—to approve three amendments to Verso’s Amended and Restated Certificate of Incorporation to (a) change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement, (b) change the supermajority vote requirement for stockholders to amend Verso’s Bylaws to a majority vote requirement and (c) change the supermajority vote requirement for stockholders to amend certain provisions of Verso’s Certificate of Incorporation to a majority vote requirement;

b.

Proposal No. 3—to approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in our Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

c.

Proposal No. 4—to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020;

d.	Proposal No. 5—to vote, on an advisory basis, the adoption of the Stockholder Rights Plan attached to Verso’s proxy statement as Appendix C; and

e.	Proposal No. 6—to vote, on an advisory basis, on a majority vote requirement for elections of directors.

WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED BLUE PROXY CARD TO VOTE “FOR” THE ELECTION OF OUR NOMINEES (PROPOSAL NO. 1), “FOR” THE PROPOSAL TO APPROVE THREE AMENDMENTS TO VERSO’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (PROPOSAL NO. 2), “FOR” A MAJORITY VOTE REQUIREMENT FOR ELECTIONS OF DIRECTORS (PROPOSAL NO. 6), AND “FOR” THE REPEAL OF EACH PROVISION OR AMENDMENT TO THE BYLAWS ADOPTED WITHOUT THE APPROVAL OF STOCKHOLDERS AFTER JUNE 26, 2019 (THE DATE LAPETUS II SUBMITTED THE NOMINATION NOTICE TO THE COMPANY), AND UP TO AND UNTIL THE DATE OF THE ANNUAL MEETING (PROPOSAL NO. 7). WE ARE NOT MAKING ANY RECOMMENDATION WITH RESPECT TO PROPOSAL NOS. 3, 4, AND 5. IF YOU SUBMIT A BLUE PROXY CARD AND DO NOT MAKE AN ELECTION ON HOW TO VOTE FOR THESE PROPOSALS, WE WILL VOTE YOUR PROXY CARD CONSISTENT WITH HOW WE INTEND TO VOTE ON SUCH PROPOSALS.

THIS SOLICITATION IS BEING MADE BY THE ATLAS PARTIES AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL STOCKHOLDERS IF ELECTED. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF VERSO CAN BEST BE EXPRESSED THROUGH THE ELECTION OF OUR NOMINEES. ACCORDINGLY, WE URGE YOU TO VOTE YOUR BLUE PROXY CARD “FOR” OUR NOMINEES AND “FOR” THE REPEAL OF EACH PROVISION OR AMENDMENT TO THE BYLAWS ADOPTED WITHOUT THE APPROVAL OF STOCKHOLDERS AFTER JUNE 26, 2019 (THE DATE LAPETUS II SUBMITTED ITS NOMINATION NOTICE TO THE COMPANY), AND UP TO AND UNTIL THE DATE OF THE ANNUAL MEETING.

Except as set forth in this Proxy Statement, we do not know of any other matters to be presented for approval by the Stockholders at the Annual Meeting. If, however, the Atlas Parties learn of any other proposals made at a reasonable time before the Annual Meeting, the Atlas Parties will either supplement this Proxy Statement and provide Stockholders with an opportunity to vote by proxy directly on such matters, or will not exercise discretionary authority with respect thereto. If other matters are properly presented thereafter, the persons named as proxies on the enclosed BLUE proxy card will vote the shares of Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

We intend to vote all of the shares of Common Stock that we beneficially own at the Record Date: (i) “FOR” the election of our Nominees; (ii) “FOR” the proposal to approve three amendments to Verso’s

Amended and Restated Certificate of Incorporation; (iii) “ABSTAIN” with respect to approval, on an advisory basis, of the compensation of Verso’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the “SEC”); (iv) “FOR” the ratification of the appointment of Deloitte to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019; (v) “ABSTAIN” on the approval of the Company’s Stockholder Rights Plan; (vi) “FOR” a majority vote requirement for elections of directors; and (vii) “FOR” the repeal of each provision of or amendment to the Bylaws adopted without the approval of Stockholders after June 26, 2019 (the date Lapetus II submitted its Nomination Notice to the Company), and up to and including the date of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting – this Proxy Statement and our BLUE proxy card are available at http://www.                    .com.

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. The Atlas Parties urge you to sign, date and return the enclosed BLUE proxy card today to vote FOR the election of the Nominees and in accordance with the Atlas Parties’ recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please authorize a proxy to vote by signing and returning the enclosed BLUE proxy card in the postage-paid envelope provided.

•

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a BLUE voting instruction form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed BLUE voting instruction form. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed BLUE voting instruction form.

WE URGE YOU NOT TO RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE ANNUAL MEETING.

IF YOU HAVE ALREADY SENT A PROXY CARD OR VOTING INSTRUCTION FORM TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED BLUE PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON YOUR BLUE VOTING INSTRUCTION FORM TO VOTE BY TELEPHONE OR VIA THE INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Harkins Kovler, LLC (“Harkins Kovler”) is assisting us with our effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, or need additional copies of our proxy materials, please contact:

3 Columbus Circle, 15th Floor

New York, NY 10019

Stockholders Call Toll-Free at: +1 (877) 339-3288

Banks and Brokers Call Collect at +1 (212) 468-5380

Email at VRS@HarkinsKovler.com

i

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

The following are some of the questions you may have as a Stockholder of the Company, as well as the answers to those questions. The following is not a substitute for the information contained in this Proxy Statement, and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. We urge you to read this Proxy Statement carefully and in its entirety.

Who is making this solicitation?

The solicitation for election of the Nominees and the other proposals described in this Proxy Statement at the Annual Meeting is being made by Lapetus II and certain other participants in this solicitation. See “Participants in the Solicitation of Proxies.”

What are we asking you to vote for?

We are seeking your support at the Annual Meeting for the following:

1.

to elect our three (3) Nominees, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe, to serve as directors on the Board until the following annual meeting of Stockholders or until their respective successors are duly elected and qualified;

2.

to approve three amendments to Verso’s Amended and Restated Certificate of Incorporation to (a) change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement, (b) change the supermajority vote requirement for stockholders to amend Verso’s Bylaws to a majority vote requirement and (c) change the supermajority vote requirement for stockholders to amend certain provisions of Verso’s Amended and Restated Certificate of Incorporation to a majority vote requirement;

3.	to vote, on an advisory basis, on a majority vote requirement for elections of directors; and

4.

to repeal each provision of, or amendment to, the Company’s Bylaws adopted without the approval of Stockholders after June 26, 2019 (the date Lapetus II submitted its Nomination Notice to the Company) and up to and including the date of the Annual Meeting.

In addition to the election of directors and the other proposals noted above, there are a series of other proposals being presented for Stockholder approval at the Annual Meeting. Please see the sections entitled “Proposal No. 3: Advisory Vote on Compensation of Named Executive Officers,” “Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm,” and “Proposal No. 5: Advisory Vote on Adoption of the Stockholder Rights Plan,” for a complete description of each of these proposals.

Why are we soliciting your vote?

We are seeking to change a minority of the Board because we believe that a change of leadership is required to improve performance at Verso. We have nominated a slate of three (3) highly-qualified Nominees, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe, to join the Board, each of whom would bring substantial expertise and deep experience in the paper and pulp industry to the Board, and was selected for his ability to empower the current Board to act on the enormous value-creation opportunity present at Verso today. We urge the Stockholders to support us in this effort by voting “FOR” our Nominees, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe. See “Reasons for the Solicitation.”

Who are the Nominees?

We are proposing that Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe be elected as directors of the Company to serve on the Board until the following annual meeting of Stockholders or until their respective successors are duly elected and qualified.

•

Sean T. Erwin (Former Chairman and Chief Executive Officer of Neenah Paper, Inc. (NYSE: NP)): Brings considerable leadership and industry experience having been a former Chairman and Chief Executive Officer of Neenah Paper, Inc., a global manufacturer of specialty materials. We believe that Mr. Erwin’s leadership experience in the paper and pulp industry and as a director of a public company makes him well-qualified to serve on the Board.

•

Jeffrey E. Kirt (Current Founder and Managing Partner of Fifth Lake Management, LLC): Brings considerable leadership and experience in special situations investments in the industrial, aerospace, defense, business services and financial services sector as Managing Partner of Fifth Lake Management, LLC and previously a Partner at Oak Hill Advisors, L.P. and Pamplona Capital Management L.P. We believe that Mr. Kirt’s extensive executive and operating experience in industry turnarounds makes him well-qualified to serve on the Board.

•

Timothy Lowe (Former Chairman and Chief Executive Officer of Twin Rivers Paper Company): Brings approximately 30 years of experience in the forest, paper and pulp industry, including turnarounds at Twin Rivers Paper Company, a pulp, specialty and lightweight graphic paper and dimensional lumber manufacturer and Northern Resources Nova Scotia Corporation, an integrated forest products company. We believe that Mr. Lowe’s extensive executive and operating experience in industry turnarounds makes him well-qualified to serve on the Board.

See “Proposal No. 1: Election of the Nominees.”

Who can vote at the Annual Meeting?

According to the Company’s public filings, Class A Common Stock is the Company’s only outstanding class of voting securities. Only Stockholders of record as shown on the Company’s books at the close of business on December 16, 2019, the Record Date, are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. Each outstanding share of Common Stock entitles its holder to one vote on each matter to be voted on at the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

Stockholders who sell their shares before the Record Date (or acquire them after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell their shares after the Record Date. See “Voting and Proxy Procedures—Eligibility to Vote.”

How do proxies work?

We are asking you to appoint                and                as your proxy holder to vote your shares of Common Stock at the Annual Meeting. You make this appointment by voting the enclosed BLUE proxy card or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holder to vote your shares of Common Stock at the Annual Meeting, according to the directions you provide. You may vote for all, some, or none of our Nominees. Regardless of whether you are able to attend the Annual Meeting, you are urged to complete the enclosed BLUE proxy card or voting instruction form and return it in the enclosed self-addressed, prepaid envelope. Alternatively, if your shares are held by a bank, brokerage firm, dealer, trust company or other institution or nominee, you may be able to provide instructions to us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your BLUE voting instruction form). All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification. See “Voting and Proxy Procedures—Voting by Proxy.”

What is the difference between holding shares as a stockholder of record/registered stockholder and as a beneficial owner of shares?

If your shares of Common Stock are registered directly in your name with the Company’s transfer agent, Computershare, you are considered a “stockholder of record” or a “registered stockholder” of those shares. If your shares are held in an account at a bank, brokerage firm, dealer, trust company or other institution or nominee, then you are a beneficial owner of shares held in street name. In that case, you will receive the Company’s proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account. See “Voting and Proxy Procedures—Eligibility to Vote.”

How do I vote my shares at the Annual Meeting?

According to Verso’s proxy statement if you are a Stockholder of record and attend the Annual Meeting, you may vote at the meeting by delivering your completed proxy card in person. In the alternative, you may vote at the Annual Meeting by completing and submitting a ballot in person. The Company will distribute ballots to Stockholders of record who wish to vote in person at the Annual Meeting. If you are a beneficial owner of shares held in street name, you may vote at the Annual Meeting only if you obtain and bring to the meeting a “legal proxy” from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?

The presence at the meeting, in person or by proxy, of a majority in voting power of the Company’s outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum at the Annual Meeting. If the shares present in person or by proxy at the Annual Meeting do not constitute a quorum, the Annual Meeting may be adjourned to a subsequent time. Shares that are voted “FOR,” “AGAINST,” “ABSTAIN,” or, with respect to the election of directors, “WITHHOLD,” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker non-votes will also be counted as present for purposes of determining the presence of a quorum. See “Voting and Proxy Procedures—Quorum Requirements.”

What is the effect of an “ABSTAIN” vote?

Abstentions are considered to be present and entitled to vote with respect to each relevant proposal, but are not considered “votes cast” on these proposals. As a result of the voting requirements for each of the proposals to be considered at the Annual Meeting, abstentions will have no effect on the outcome of Proposal No. 1, but will have the same effect as a vote AGAINST Proposal Nos. 2, 3, 4, 5, 6 and 7. It should be noted that Proposal No. 3 (advisory vote on compensation of named executive officers), Proposal No. 4 (ratification of appointment of independent registered public accounting firm), Proposal No. 5 (advisory vote on adoption of the Stockholder Rights Plan) and Proposal No. 6 (vote on a majority vote requirement for election of directors) are only advisory votes and are not binding on Verso. According to the Company’s proxy statement, the Board will consider the outcome of the vote on each of these proposals in considering what action, if any, should be taken in response to the advisory vote by the Stockholders. See “Voting and Proxy Procedures—Quorum Requirements” and “—Vote Requirements.”

What is a broker non-vote?

A “broker non-vote” occurs when a broker or other nominee who holds shares of Common Stock for a beneficial owner withholds its vote on a particular proposal with respect to which it does not have discretionary voting power or instructions from the beneficial owner. Ordinarily, if you are a beneficial owner of shares of Common Stock and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on “routine” proposals (which typically include ratification of a company’s outside independent auditor) but may not vote on “non-routine” proposals. However, under the current circumstances of a contested election, there are no “routine” proposals and, accordingly, if you are a beneficial owner holding shares of Common Stock through a broker and we have provided our solicitation materials to you with respect to such shares, your broker is not permitted to vote your shares of Common Stock on any proposal without receiving instructions from you.

Broker non-votes, if they occur, will be deemed present at the Annual Meeting for purposes of determining whether a quorum exists for the Annual Meeting. Broker non-votes will have the same effect as a vote AGAINST Proposal Nos. 2 and 7, but they will not be counted in determining the number of shares of Common Stock necessary for approval of any other proposal. See “Voting and Proxy Procedures—Quorum Requirements” and “—Vote Requirements.”

UNLESS YOU PROVIDE VOTING INSTRUCTIONS TO THE BROKER HOLDING SHARES ON YOUR BEHALF, THE BROKER WILL NOT HAVE DISCRETIONARY AUTHORITY TO VOTE YOUR SHARES FOR ANY OF THE PROPOSALS IN THIS PROXY STATEMENT, INCLUDING FOR THE ELECTION OF DIRECTORS.

What vote is required to elect the Nominees?

You may vote “FOR” or “WITHHOLD” authority to vote on Proposal No. 1, relating to the election of Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe to the Board as directors. Members of the Board are elected by a plurality of votes cast. This means that the seven (7) duly nominated persons who receive the largest number of “FOR” votes cast will be elected. Neither broker non-votes nor “WITHHOLD” votes cast with respect to any nominee will affect the election of that nominee. See “Voting and Proxy Procedures—Vote Requirements.”

What vote is required to adopt the proposal to repeal new bylaws adopted without approval of the Stockholders after June 26, 2019?

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to repeal new bylaws adopted without approval of the Stockholders after June 26, 2019. To be approved, the proposal to repeal new bylaws adopted without approval of the Stockholders after June 26, 2019 must receive the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the total voting power of the issued and outstanding stock entitled to vote generally in the election of directors, voting together as a single class. Broker non-votes and abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal. See “Voting and Proxy Procedures—Vote Requirements.”

What should I do in order to vote for the Nominees and the other proposals?

•

If your shares of Common Stock are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided.

•

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a BLUE voting instruction form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote provided on the enclosed BLUE voting instruction form. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included on the enclosed BLUE voting instruction form.

•

If you hold shares of Common Stock in a margin account, depending on the terms of your margin account agreement with your brokerage firm, you may not be able to exercise your right to vote the full number of these shares if and to the extent your broker has loaned your shares to a third party on or prior to the Record Date. In this case, the third-party borrower or any person to whom such borrower transferred the shares may be entitled to vote such borrowed shares at the Annual Meeting. If you wish to vote the full number of shares of Common Stock you own at the Annual Meeting, you may need to transfer your shares of Common Stock from your margin account prior to the Record Date.

YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and date, sign and return your completed BLUE proxy card or voting instruction form prior to the Annual Meeting so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the Annual Meeting in person, we recommend that you authorize a proxy to vote your shares of Common Stock in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. See “Voting and Proxy Procedures—How to Vote for the Nominees.”

Can I use the BLUE proxy card to vote for any of the Company’s nominees?

A Stockholder can use the BLUE proxy card to vote for our slate of three (3) Nominees, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe, and all of the Verso nominees, other than Alan J. Carr, Eugene I. Davis and Steven D. Scheiwe. This would enable a Stockholder who desires to vote for our Nominees as well as the Verso nominees for whom we are seeking authority to vote other than those nominees as to which the Stockholder specifically withholds our authority to vote for. We have determined to nominate Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe, and are seeking authority to vote for up to all of the Verso nominees other than Alan J. Carr, Eugene I. Davis and Steven D. Scheiwe. As a result, should a Stockholder so authorize us, on the BLUE proxy card, we would cast votes for our Nominees (Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe) and four (4) Verso nominees. None of the Verso nominees for whom we seek authority to vote have agreed to serve with our Nominees, if elected. You should refer to the proxy statement and form of proxy distributed by Verso for the names, background, qualifications and other information concerning the four (4) Verso nominees, other than Alan J. Carr, Eugene I. Davis and Steven D. Scheiwe. See “Voting and Proxy Procedures—How to Vote for the Nominees.”

How do I revoke a proxy?

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered to the Secretary or any other officer of the Company at Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342, or to the participants at Lapetus Capital II LLC, c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019.

Although a revocation is effective if delivered to the Company, we request that either the original or photocopy of all revocations be mailed to Lapetus Capital II LLC, c/o Harkins Kovler, LLC, 3 Columbus Circle,

15th Floor, New York, NY 10019 so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record of a majority of the outstanding shares on the Record Date. Additionally, Harkins Kovler may use this information to contact Stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees. See “Voting and Proxy Procedures—Revocation of Proxies.”

Who is paying for the solicitation on behalf of the Atlas Parties?

The entire expense of soliciting proxies for the Annual Meeting by the participants in this solicitation or on the participants’ behalf is being borne by certain entities affiliated with the Atlas Parties. If successful, the Atlas Parties may seek reimbursement of these costs from the Company. In the event that we decide to seek reimbursement of its expenses, we do not intend to submit the matter to a vote of the Company’s Stockholders. The Board would be required to evaluate such requested reimbursement consistent with their fiduciary duties to the Company and its Stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation, and other costs incidental to the solicitation. See “Other Information—Solicitation of Proxies.”

Whom should I call if I have any questions about the solicitation?

If you have any questions, or need assistance in voting your shares of Common Stock, please contact

3 Columbus Circle, 15th Floor

New York, NY 10019

Stockholders Call Toll-Free at: +1 (877) 339-3288

Banks and Brokers Call Collect at +1 (212) 468-5380

Email at VRS@HarkinsKovler.com

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES OF COMMON STOCK YOU OWN. WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY TO VOTE “FOR” THE ELECTION OF OUR NOMINEES, “FOR” THE PROPOSAL TO APPROVE THREE AMENDMENTS TO VERSO’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, “FOR” A MAJORITY VOTE REQUIREMENT FOR ELECTIONS OF DIRECTORS, AND “FOR” THE PROPOSAL TO REPEAL ANY PROVISION OF OR AMENDMENT TO THE BYLAWS ADOPTED WITHOUT STOCKHOLDER APPROVAL AFTER JUNE 26, 2019 (THE DATE LAPETUS II SUBMITTED ITS NOMINATION NOTICE TO THE COMPANY), AND UP TO AND INCLUDING THE DATE OF THE ANNUAL MEETING.

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•

On September 21, 2017, Verso initially announced the formation of a Strategic Alternatives Committee, including the engagement of Houlihan Lokey Capital, Inc. (“Houlihan”), to explore potential strategic transaction alternatives.

•	On November 14, 2017, the Atlas Parties initially acquired beneficial ownership of shares of Common Stock.

•

On December 22, 2017, Atlas Holdings LLC (an affiliate of the Atlas Parties, “Atlas”), together with Blue Wolf Capital Partners LLC (an affiliate of the Blue Wolf Parties, “Blue Wolf”), delivered to the Company a non-binding written proposal with respect to an acquisition of all outstanding shares of Common Stock of the Company for approximately $15 to $17 per share in cash.

•

On December 26, 2017, the Company delivered a letter to Atlas and Blue Wolf confirming receipt of the December 22, 2017 letter and requesting that the Atlas Parties and the Blue Wolf Parties execute a confidentiality agreement in advance of any potential discussions.

•

From the end of December 2017 through January 10, 2018, Atlas, Blue Wolf, the Company, Akin Gump Strauss Hauer & Feld LLP, counsel to the Company (“Akin Gump”), and Willkie Farr & Gallagher LLP, counsel to the Atlas Parties (“Willkie”) negotiated a confidentiality agreement among the parties and, on January 10, 2018, in anticipation of receiving due diligence material and further discussions, Atlas, Blue Wolf and the Company entered into a confidentiality agreement.

•	In January 2018, Verso announced that the Strategic Alternatives Committee expanded its evaluation of potential transaction alternatives to include a potential sale or merger of the entire Company.

•

Also in January 2018, representatives of Atlas and Blue Wolf attended a management presentation with the Company’s senior leadership, toured all of the Company’s mills, met with the senior leadership team at Atlas’ office in Greenwich, Connecticut and completed other customary due diligence.

•

On March 9, 2018, after undertaking a due diligence review of the Company, Atlas and Blue Wolf delivered to the Company a proposal for a combination of Verso with Twin Rivers Paper Company (“Twin Rivers”), a specialty paper company owned by the Atlas Parties and the Blue Wolf Parties. The proposed combination included a mix of cash and stock consideration with the cash consideration equal to up to $400 million. This proposal (as well as all other proposals delivered to the Company by Atlas and Blue Wolf) was not conditioned on any third-party financing.

•

On March 21, 2018, Atlas and Blue Wolf delivered to the Company an updated proposal for a combination of Verso and Twin Rivers which contemplated a mix of cash and stock consideration with an increased amount of cash consideration equal to up to $438 million. The proposed cash and stock consideration implied a value of $19.50 per share of Common Stock of Verso.

•

On March 28, 2018, Atlas and Blue Wolf delivered to the Company a further updated proposal for a combination of Verso and Twin Rivers which contemplated a mix of cash and stock consideration with a further increased cash consideration equal to up to $445 million. The proposed cash and stock consideration implied a value of $19.50 per share of Common Stock of Verso, before attributing any value to the significant synergies and optimization opportunities in combining the businesses of Verso and Twin Rivers. The proposal stated that the proposed transaction would provide the Company’s stockholders with the opportunity to realize immediate liquidity, as well as the option to participate in the future upside from ongoing ownership in the combined public company.

•	On April 4, 2018, Twin Rivers announced that it entered into a definitive agreement to acquire a paper mill located in Pine Bluff, Arkansas (the “Pine Bluff Acquisition”).

•

On April 11, 2018, Verso delivered a non-binding term sheet (the “Term Sheet”) to Atlas and Blue Wolf setting forth material terms of the proposed combination of Verso and Twin Rivers, and the parties, Akin Gump and Wilkie negotiated such Term Sheet from April 12, 2018 until it was agreed between the parties on or about May 2, 2018. The agreed Term Sheet provided terms with respect to the post-closing governance of the combined company, including that the board of directors would consist of members of the existing Verso board and designees of Atlas and Blue Wolf and that the composition of the board of directors would comply with the independence requirements of the SEC and NYSE. Throughout the negotiation of the Term Sheet, Atlas and Blue Wolf expressed a willingness to structure the transaction to address any concerns that Verso may have with respect to the Pine Bluff Acquisition, and Verso expressed a preference for the completion of the Pine Bluff Acquisition being a condition to the closing of the transaction contemplated by the Term Sheet.

•

From April 14, 2018 to April 25, 2018, Atlas, Blue Wolf, the Company, Akin Gump and Willkie negotiated an amendment to the original confidentiality agreement among Atlas, Blue Wolf and Verso entered into on January 10, 2018, which amendment was executed on May 2, 2018. During the same period, the parties also negotiated a new confidentiality agreement among such parties and Twin Rivers pursuant to which Verso would receive information related to Twin Rivers in furtherance of the Company’s due diligence review of Twin Rivers and the negotiation of the proposed combination of Verso and Twin Rivers. Such confidentiality agreement was entered into on April 25, 2018.

•

On or about May 3, 2018, Twin Rivers made available to the Company certain requested information in an electronic data room, including audited financial statements for the year ended December 31, 2017.

•

After the Term Sheet was agreed among the parties, from on or about May 16, 2018 until June 15, 2018, Atlas, Blue Wolf, the Company, Akin Gump and Willkie negotiated an agreement and plan of mergers in connection with the proposed combination.

•

On June 12, 2018, representatives of Atlas, Blue Wolf, the Company, Akin Gump, Willkie and the parties’ respective financial and accounting advisors met at the offices of Willkie to discuss the potential combination of Verso and Twin Rivers, including matters related to SEC reporting and accounting considerations.

•	On June 19, 2018, Houlihan reached out to representatives of Atlas telephonically to convey the Board’s abrupt decision to terminate discussions between the parties.

•

On June 27, 2018, Atlas and Blue Wolf delivered a letter to the Board expressing their disappointment at the Board’s decision to terminate discussions and reiterated their willingness to enter into a transaction that would combine Verso and Twin Rivers and provide the stockholders of the Company a combination of cash and stock consideration, at an implied value of approximately $21.50 per share of Common Stock of Verso.

•

On September 8, 2018, Institutional Shareholder Services (“ISS”) issued a “withhold” recommendation for Alan Carr, Eugene Davis, Steve Scheiwe and Jay Shuster, four of five of Verso’s directors, in connection with Verso’s 2018 Annual Meeting, a recommendation premised on the supermajority vote requirements contained in Verso’s organizational documents and lack of gender diversity on Verso’s Board.

•

On April 11, 2019, Verso announced that B. Christopher DiSantis had stepped down as President and Chief Executive Officer and as a member of the Board and that Leslie Lederer had been named as interim Chief Executive Officer.

•	On or about May 19, 2019, representatives of Verso, Houlihan and Atlas had an in person meeting to discuss the current state of Verso and general market conditions.

•

On June 13, 2019, Verso announced the re-engagement of Houlihan as its financial advisor to explore strategic alternatives by the Board and adoption of a stockholder rights plan without Stockholder approval (the “Poison Pill”).

•

On June 14, 2019, Atlas, on behalf of Atlas and Blue Wolf, delivered to the Company a letter in which it proposed a transaction pursuant to which the Atlas Parties and the Blue Wolf Parties would acquire shares of Common Stock of the Company by means of a cash tender offer, for an aggregate purchase price of approximately $315 million, after which the Atlas Parties and Blue Wolf Parties would collectively own approximately 50.2% of the Company. The June 14, 2019 letter expressly stated that the transaction proposed by Atlas and Blue Wolf did not include Twin Rivers.

•

On June 17, 2019, representatives of Akin Gump and Willkie discussed the Company’s request for Atlas to enter into a new confidentiality agreement. Willkie stated that Atlas was surprised by the Company’s request to enter into a new confidentiality agreement, particularly in light of the fact that the term on the January 10, 2018 confidentiality agreement (as extended on May 2, 2018) did not expire until November 3, 2019.

•

On June 18, 2019, representatives of Houlihan and Atlas had a discussion in which the Houlihan representative acknowledged that Atlas and Blue Wolf were still under confidentiality obligations under the January 10, 2018 confidentiality agreement (as extended on May 2, 2018) and indicated that Houlihan was confirming with the Board whether Houlihan could discuss with representatives of Atlas and Blue Wolf the terms of their proposal.

•

On June 20, 2019, representatives of Willkie sent Akin Gump a proposed confidentiality agreement in an effort to move forward with discussions. Such proposed confidentiality agreement did not include a “standstill” provision and required the Company to publicly disclose any material non-public information that the Company chose to provide to Atlas and Blue Wolf at the end of a 60-day period. Pursuant to such proposed confidentiality agreement, Verso would have had discretion as to what, if any, material non-public information would be provided to Atlas and Blue Wolf and, therefore, as to whether such information would have been required to be publicly disclosed pursuant to the agreement.

•	On June 25, 2019, representatives of Willkie followed up with Akin Gump on the status of the confidentiality agreement but received no response.

•

On June 26, 2019, pursuant to the requirements set forth in the Bylaws, Lapetus II submitted a formal nomination notice to the Secretary of the Company nominating the Nominees for election to the Board at the Annual Meeting.

•

On July 1, 2019, Verso delivered a letter to Atlas and Blue Wolf rejecting the proposal contained in the June 14, 2019 letter noting that the Board was not willing to consider a tender offer for less than all of the outstanding shares of the Company and again requesting that Atlas and Blue Wolf execute another confidentiality agreement, despite the fact that the term of the January 10, 2018 confidentiality agreement (as extended on May 2, 2018) had not yet expired.

•

Also, on July 1, 2019, the Company delivered a letter to Lapetus II acknowledging receipt of the nomination notice and noting that a representative of Verso would be in touch to schedule preliminary interviews with each of Lapetus II’s proposed nominees.

•	On July 16, 2019, upon the Company’s request, certain members of the Board conducted telephonic interviews of our Nominees.

•

On July 18, 2019, Atlas, on behalf of Atlas and Blue Wolf, delivered to the Company a letter further expressing disappointment with the Board’s rejection of the June 14, 2019 proposal and reiterating their continued interest in a potential transaction with the Company. This letter, consistent with June 14, 2019 letter, made clear that Atlas and Blue Wolf were not proposing a combination of the Company and Twin Rivers and further stated that if any transaction with Twin Rivers were to be proposed, Atlas and Blue Wolf would contractually commit to (i) requiring independent director approval of any such transaction and (ii) requiring the approval of a majority of the disinterested stockholders.

•

On July 22, 2019, representatives of Akin Gump reached out to Willkie and inquired if, in light of the latest proposal from Atlas and Blue Wolf, Lapetus II was still interested in soliciting proxies in support of its Nominees. Representatives of Willkie responded that Lapetus remained interested in soliciting proxies with respect to our highly-qualified Nominees.

•

On August 1, 2019, Willkie sent an electronic correspondence to Akin Gump to suggest a possible alternative transaction whereby Atlas and Blue Wolf would invest approximately $300 million in exchange for newly issued stock of the Company with appropriate minority protections. The proposal also contemplated that Verso would add three of our Nominees to the Board and also made clear that the three Nominees would represent a minority of the Board members.

•

On August 3, 2019, Verso delivered a letter to Atlas and Blue Wolf reiterating its rejection of the June 14, 2019 proposal and rejecting the minority investment proposed by the Atlas Parties and the Blue Wolf Parties on August 1, 2019.

•	On August 6, 2019, certain members of the Board met with Mr. Erwin in New York City.

•

On August 9, 2019, Atlas delivered a letter to the Board reiterating its disappointment in the Board’s refusal to engage on potential value-creating transactions, and withdrawing all prior proposals made to the Board by Atlas and Blue Wolf.

•	On September 18, 2019, the Blue Wolf Parties initially acquired beneficial ownership of shares of Common Stock of the Company.

•

On September 20, 2019, each of the Atlas Parties and the Blue Wolf Parties filed their respective statements on Schedule 13D with respect to their beneficial ownership of shares of Common Stock of the Company.

•

On September 23, 2019, the Atlas Entities delivered a demand to Verso, pursuant to Section 220 of the General Corporation Law of the State of Delaware, requesting access to certain stocklist materials of the Company (the “Stocklist Demand”).

•	On September 30, 2019, Akin Gump delivered a letter to Lapetus II noting that Verso would provide a more detailed response “in due course”.

•

On October 3, 2019, the Company announced that it had established January 21, 2020 as the date for its 2019 annual meeting of stockholders, which is approximately sixteen months after the last annual meeting.

•

On October 10, 2019, Richards Layton & Finger (“RLF”), counsel to the Atlas Parties, delivered a letter to Akin Gump in connection with the Stocklist Demand noting that the Company had not addressed in any meaningful way the Stocklist Demand and requesting confirmation that the Company intends to provide the requested stocklist materials and will not take further action to further delay the Annual Meeting.

•	On October 18, 2019, Akin Gump delivered a letter to RLF responding to the October 10, 2019 letter.

•	On October 22, 2019, Lapetus II re-submitted its nomination notice to the Company with respect to its Nominees, including Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe.

•

On November 12, 2019, Verso announced entry into a Membership Interest Purchase Agreement with Pixelle Specialty Solutions LLC (“Pixelle”) for the sale of the Company’s Androscoggin and Stevens Point specialty paper mills to Pixelle, and the appointment of Adam St. John to serve as Chief Executive Officer of the Company and as an additional Director of the Company, increasing the number of directors of the Company to five.

•

On November 15, 2019, Verso announced the increase in the size of the Board from five to seven members, and appointed Nancy M. Taylor and Randy J. Nebel to the Board to fill the vacancies created by the increase in Board size.

•	On November 25, 2019, the Company delivered a letter to Lapetus II indicating that the Board determined not to endorse any of our Nominees.

•

On December 3, 2019, the Atlas Parties and the Blue Wolf Parties delivered a letter to the Board related to the Company’s proposed sale of its Stevens Point and Androscoggin mills and operations of the business and subsequently issued such letter publicly as a press release.

REASONS FOR THE SOLICITATION

We believe that an immediate change in the leadership of Verso is needed.

We have held shares in the Company since November 14, 2017, and the Atlas Parties and the other participants in the solicitation currently beneficially own approximately 8.96% of the outstanding shares of common stock. We believe that the Company has industry-leading assets and a high-quality work force that, if managed property, should produce substantial returns for its stockholders. But, we also believe that, over the period of our investment, the Board and management have failed to drive value for stockholders primarily because, in our opinion, the Board lacks the required industry experience and skills to do that. Moreover, despite our good faith efforts to engage constructively with representatives of the Company regarding value-creating transactions, we have been continuously disappointed by the Board’s lack of substantive action and communication, which heightens our concern that the members of the Board may be satisfied with the status quo.

We believe that urgent change to the Board is needed, and we have nominated a slate of three (3) highly-qualified nominees, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe, each having the relevant operating, strategic and industry expertise which we believe would bring critical experience, skills and judgment to the Board’s decision-making process. We believe our Nominees will fully explore all available strategies and opportunities to assist in value creation for the benefit of all Stockholders.

Our Nominees Are Industry Executives with a Proven Track Record of Success in Repositioning Businesses to Create and Grow Stock Value.

We believe that our nominees possess the requisite skills and experience to assist with the fulfillment of Verso’s potential and to increase value for all stockholders. Consider the following:

Sean T. Erwin has extensive leadership experience within the paper and pulp industry including his most recent service as Chairman of the Board of Directors of Neenah Paper, Inc. (NYSE:NP), a specialty paper manufacturer, where he served as the Chief Executive Officer and President from November 2004 to May 2011. Under Mr. Erwin’s leadership, Neenah proved to be a remarkable success story for investors beginning with its spin-out from Kimberly Clark in 2004 where it traded at $37.95 until he announced his retirement as Chairman of the Board in January of 2019, when the stock closed at $70.27 – an absolute gain of over 85% over that time period.

Jeffrey E. Kirt has significant experience in the industrial and service sectors and past experience in sourcing, evaluating and managing investments, primarily in turnaround situations with influence on the governance of entities. He is the Founder and Managing Partner of Fifth Lake Management, LLC, an investment manager focused on direct investments in private equity and special situations. Prior to founding Fifth Lake Management, LLC in July 2017, Mr. Kirt was a Partner at Pamplona Capital Management, L.P. from October 2014 to July 2017, and a Partner at Oak Hill Advisors, L.P. from July 2002 to September 2014, where he focused on making private equity and special situations investments in the industrial, aerospace, defense, business services and financial services sectors in the United States and Europe. From January 2010 until October 2014, Mr. Kirt served as a director of Capital Bank Financial Corp., a Federal Reserve and OCC regulated banking institution. Mr. Kirt also previously served as a director of Cooper Standard Holdings, Inc., a global supplier of systems and components for the automotive industry, from May 2010 until October 2014, and Avolon Aerospace, Ltd. from December 2010 to October 2014.

Timothy Lowe has an extensive operational record within the forest and paper products industry, including his successful turnaround of Twin Rivers Paper Company and Northern Resources Nova Scotia Corporation. From June 2013 to June 2016, Mr. Lowe served as Chief Executive Officer of Twin Rivers, a pulp specialty and lightweight graphic paper and dimensional lumber manufacturer. During his tenure, Mr. Lowe helped to craft and implement a turn-around of the company into a leading integrated producer of high-quality forest products. From 2011 to 2013, Mr. Lowe led the successful operational and financial turnaround of Northern Resources Nova Scotia Corporation, an integrated forest products company located in Pictou, Nova Scotia, which was the parent company of Northern Pulp Nova Scotia LLC, of which Mr. Lowe served as Chief Executive Officer from August 2009 until August 2011.

PROPOSAL NO. 1

ELECTION OF THE NOMINEES

We are seeking your support at the Annual Meeting to elect our Nominees, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe, in opposition to three (3) of the Company’s director nominees for terms ending in 2020. For more information on the Nominees, please see “The Nominees” below.

Your vote will have the legal effect of replacing three (3) director nominees of the Company with the Nominees. If elected, the Nominees will represent a minority of the members of the Board, and therefore, it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance Stockholder value, as described in further detail above.

According to publicly available information, the current Board consists of seven (7) directors. The Company’s Amended and Restated Certificate of Incorporation provides that members of the Board are to be elected at each annual meeting of Stockholders. The terms of the current directors will expire at the Annual Meeting. Under the proxy rules we may solicit proxies in support of our Nominees and also seek authority to vote for all of the Verso nominees other than those Verso nominees that we specify – Alan J. Carr, Eugene I. Davis and Steven D. Scheiwe. This would enable a Stockholder who desires to vote for up to a full complement of seven (7) director nominees to use the BLUE proxy card to vote for our Nominees as well as the Verso nominees for whom we are seeking authority to vote other than those nominees as to which the Stockholder specifically withholds our authority to vote for.

We have determined to nominate Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe, and are seeking authority to vote for up to all of the Verso nominees other than Alan J. Carr, Eugene I. Davis and Steven D. Scheiwe. As a result, should a Stockholder so authorize us, on the BLUE proxy card, we would cast votes for our Nominees (Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe) and four (4) Verso nominees.

We have nominated Messrs. Erwin, Kirt and Lowe because they are highly qualified to serve on the Verso Board. If elected, they will exercise their independent judgment in accordance with the fiduciary duties imposed by law in all matters that come before the Verso Board, and will act in the best interests of all Stockholders to maximize Stockholder value.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES, SEAN T. ERWIN, JEFFREY E. KIRT AND TIMOTHY LOWE ON THE ENCLOSED BLUE PROXY CARD.

The Nominees

At the Annual Meeting, we propose that Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe be elected as directors of Verso. The Nominees, if elected at the Annual Meeting, would hold office until the Company’s following annual meeting of Stockholders or until their respective successors are duly elected and qualified in accordance with the Company’s organizational documents. Each Nominee has executed a consent to being named as a nominee in this Proxy Statement as such and to serving as a director of the Company, if so elected.

Set forth below are the specific experience, qualifications, attributes and skills that led us to conclude the Nominees should serve as directors of the Company. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. Unless otherwise indicated, each Nominee’s business address is also the address in which his present principal occupation or employment is conducted. This information has been furnished to us by the Nominees. Each of the Nominees are citizens of the United States of America.

The Company’s Corporate Governance Guidelines provide that the Board shall have a majority of directors meeting the criteria for independence required by the New York Stock Exchange (the “NYSE”). The Atlas Parties do not have any knowledge of any facts that would prevent the Board from making a determination that each of the Nominees is independent under the independence standards applicable to Verso.

Name	Age	Business Experience, Directorships and Principal Occupation or Employment During the Past Five Years
Sean T. Erwin	68

Mr. Erwin is the former Chairman of the Board of Directors of Neenah Paper, Inc. (NYSE: NP), a global manufacturer of specialty materials, where he served from November 2004 until May 2019. Mr. Erwin served as the Chief Executive Officer and President at Neenah Paper, Inc. from November 2004 to May 2011. Prior to the spin-off of Neenah Paper, Inc. in 2004 from Kimberly-Clark Corporation, a multinational manufacturer and marketer of personal care and consumer tissue products, he served as an employee of Kimberly-Clark beginning in 1978, and held increasingly senior positions in both finance and business management. In January 2004, Mr. Erwin was named President of Kimberly Clark’s Pulp and Paper Sector, which comprised the businesses transferred to Neenah Paper, Inc. by Kimberly Clark in the spin-off. While at Kimberly Clark, he served as the President of the Global Nonwoven business from early 2001, served as the President of the European Consumer Tissue business, Managing Director of Kimberly Clark Australia, as well as previously serving as President of the Pulp and Paper Sector, and President of the Technical Paper business. Mr. Erwin served as a director of Carmike Cinemas, Inc. from May 2012 to December 2016. Mr. Erwin received his BS in Accounting and Finance from Northern Illinois University.

Mr. Erwin is currently retired.

Jeffrey E. Kirt	46

Mr. Kirt is the Founder and Managing Partner of Fifth Lake Management, LLC, an investment manager focused on direct investments in private equity and special situations. Prior to founding Fifth Lake Management, LLC in July 2017, Mr. Kirt was a Partner at Pamplona Capital Management, L.P. from October 2014 to July 2017, and a Partner at Oak Hill Advisors, L.P. from July 2002 to September 2014, where he focused on making private equity and special situations investments in the industrial, aerospace, defense, business services and financial services sectors in the United States and Europe. From January 2010 until October 2014, Mr. Kirt served as a director of Capital Bank Financial Corp., a Federal Reserve and OCC regulated banking institution. Mr. Kirt also previously served as a director of Cooper Standard Holdings, Inc., a global supplier of systems and components for the automotive industry, from May 2010 until October 2014, and Avolon Aerospace, Ltd. from December 2010 to October 2014. Mr. Kirt received his Bachelor of Arts in Economics with Distinction from Yale University.

Mr. Kirt is currently the Founder and Managing Partner of Fifth Lake Management, LLC, 55 Greens Farms Road, Suite 200, Westport, CT 06880.

Name	Age	Business Experience, Directorships and Principal Occupation or Employment During the Past Five Years

Timothy Lowe	61

Mr. Lowe serves as a director on the Board of Directors of Twin Rivers Paper Company, a pulp, specialty and lightweight graphic paper and dimensional lumber manufacturer. Mr. Lowe has served as a director of Twin Rivers Paper Company since June 2013, and was Chairman of the Board of Directors from June 2016 until March 2019. From June 2013 to June 2016, Mr. Lowe served as Chief Executive Officer of Twin Rivers Paper Company, helping to craft and implement a turn-around of the company, turning it into a leading pulp, specialty and light weight graphic paper and lumber company. From January 2012 until May 2013, Mr. Lowe was the Chief Operating Officer of Finch Paper LLC, a privately held pulp and paper manufacturer in North America. Before 2013, Mr. Lowe led the successful operational and financial turnaround of Northern Resources Nova Scotia Corporation, an integrated forest products company located in Pictou, Nova Scotia, which was the parent company of Northern Pulp Nova Scotia LLC, of which Mr. Lowe served as Chief Executive Officer from August 2009 until August 2011. Prior to 2011, Mr. Lowe also held multiple operational positions at Domtar, a manufacturer of uncoated freesheet paper and papergrade, fluff and specialty pulp, including as General Manager of the Woodland, Maine pulp mill.

Mr. Lowe currently provides pulp, paper and power generation industry advisory services to affiliates of the Atlas Parties.

The Atlas Parties considered the business and directorship experience of each of the Nominees set forth above in concluding that each of the Nominees would be suitable for election to the Board at the Annual Meeting.

Specifically, in concluding that Mr. Erwin should serve as a director of Verso Corporation, the Atlas Parties considered his past experience as Chairman and Chief Executive Officer of Neenah Paper, Inc. (NYSE: NP), a global manufacturer of specialty materials. We believe that Mr. Erwin’s leadership experience in the paper and pulp industry and as a director of a public company make him well-qualified to serve on the Board.

In concluding that Mr. Kirt should serve as a director of Verso Corporation, the Atlas Parties considered his significant prior experience in the industrial and service sectors and past experience in sourcing, evaluating and managing investments, primarily in turnaround situations with influence on the governance of entities, as well as his prior experience serving as a director to corporations that would provide a valuable perspective to the Board. We believe that Mr. Kirt’s organizational and leadership experience in turnaround situations makes him well-qualified to serve on the Board.

In concluding that Mr. Lowe should serve as a director of the Company, the Atlas Parties considered his approximately 30 years of experience in the forest, paper and pulp industry, including turnarounds at Twin Rivers Paper Company, a pulp, specialty and lightweight graphic paper and dimensional lumber manufacturer and Northern Resources Nova Scotia Corporation, an integrated forest products company. We believe that Mr. Lowe’s extensive executive and operating experience in industry turnarounds makes him well-qualified to serve on the Board.

The Nominees have also furnished additional miscellaneous information located in Annex A of this Proxy Statement.

Arrangements between the Atlas Parties and the Nominees

On June 26, 2019, each of the Nominees entered into Nomination Agreements (the “Nomination Agreements”), pursuant to which Atlas FRM LLC, an affiliate of the Atlas Parties, has agreed to indemnify the Nominees for certain costs incurred by the Nominees in connection with their standing as candidates for election to the Board and has also agreed to reimburse the Nominees for reasonable and documented out-of-pocket travel and related expenses, subject to a certain cap, incurred by the Nominees in connection with their service as a Nominee.

In connection with his service as a director of Twin Rivers Paper Company, Timothy Lowe receives compensation from Twin Rivers Paper Company. In addition, Mr. Lowe provides pulp, paper and power generation industry advisory services to affiliates of the Atlas Parties and the Blue Wolf Parties and receives compensation in connection with such services.

While there are no agreements, arrangements or understandings, during the past three years, certain of the Atlas Entities have co-invested in entities with Mr. Kirt.

Compensation of Verso Corporation’s Directors

The Nominees will not receive any compensation from the Atlas Parties to serve as Nominees for election or as a director, if elected, of the Company. They will, however, receive whatever compensation the Board has established for non-employee directors of the Company unless and until the Board determines to change such compensation. The following discussion summarizes the Company’s compensation and indemnification of directors based solely on the Company’s public filings.

According to the Company’s proxy statement, effective October 1, 2018, each non-employee director receives “annual cash payments of $130,000 to each director for serving on the board of directors, plus, as applicable, $120,000 to the Chairman of the Board, $25,000 to the chairperson of the Audit Committee, $15,000 to the chairperson of the Compensation Committee, $15,000 to the chairperson of the Finance and Planning Committee, $30,000 per month to the chairperson of the Strategic Alternatives Committee, and $20,000 per month to each member of the Strategic Alternatives Committee other than the chairperson; and an annual award of restricted stock units granted under the Company’s Performance Incentive Plan with an aggregate fair market value of $100,000 on the grant date, rounded to the nearest whole share. In addition, the Compensation Committee reimburses each non-employee director for his reasonable, out-of-pocket expenses incurred to attend meetings of the board of directors and its committees.”

According to the Company’s public filings, each director of the Company is the beneficiary of a liability insurance policy that “indemnifies these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service, and to advance expenses reasonably incurred as a result of any proceedings against them as to which they could be indemnified.”

Interests of the Nominees

The Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of compensation the Nominees will receive from the Company as a director, if elected to the Board, and as described elsewhere in this Proxy Statement. The Atlas Parties expect that the Nominees, if elected, will be indemnified for service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the Bylaws and the Amended and Restated Certificate of Incorporation and be covered by the policy of insurance which insures the Company’s directors and officers. Other than as set forth in this Proxy Statement, none of the participants, including any Nominee, or any associate of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

According to Verso’s proxy statement, Verso is soliciting proxies with respect to Proposals No. 2 through 6. Please refer to Verso’s proxy statement for a detailed discussion of these proposals, including various arguments in respect of such proposals. These proposals are outlined below. We recommend stockholders vote FOR Proposals No. 2 and 6. We make no recommendations with respect to Proposals No. 3, 4 and 5. If you submit a BLUE proxy card and do not designate how you would like to vote on such proposals, we will vote your proxy card consistent with how we intend to vote on such proposals.

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO VERSO’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

As discussed in further detail in Verso’s proxy statement for the Annual Meeting, Verso has proposed that the Stockholders vote to approve three amendments to Verso’s Amended and Restated Certificate of Incorporation to (a) change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement, (b) change the supermajority vote requirement for stockholders to amend Verso’s Bylaws to a majority vote requirement and (c) change the supermajority vote requirement for stockholders to amend certain provisions of Verso’s Amended and Restated Certificate of Incorporation to a majority vote requirement. According to the Company’s proxy statement, Stockholders will vote on Proposals 2(a), 2(b) and 2(c) separately, and the approval of each proposal is conditioned on the approval of the other proposals. As a result, Verso’s Certificate and Bylaws will not change unless each of Proposals 2(a), 2(b) and 2(c) are approved. Under the existing supermajority voting requirements set forth in the Certificate, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the outstanding shares of the Company’s common stock is required to approve each of Proposals 2(a), 2(b) and 2(c). Please refer to Verso’s proxy statement for a discussion of such proposal. We recommend Stockholders vote FOR the approval of amendments to Verso’s Amended and Restated Certificate of Incorporation.

PROPOSAL NO. 3

ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

As discussed in further detail in Verso’s proxy statement for the Annual Meeting, Verso has proposed that the Stockholders vote to approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC. According to the Company’s proxy statement, although the vote is only advisory and not binding on Verso, the approval of the compensation of Verso’s named executive officers requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Please refer to Verso’s proxy statement for a discussion of such proposal. We intend to ABSTAIN from this advisory vote on the compensation of named executive officers.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in Verso’s proxy statement for the Annual Meeting, Verso has proposed that the Stockholders ratify the appointment of Deloitte to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019. According to the Company’s proxy statement, although the vote is only advisory and not binding on Verso, the ratification of the appointment of Deloitte to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019, requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Please refer to Verso’s proxy statement for a discussion of such proposal. We intend to vote FOR the ratification of the audit committee’s appointment of Deloitte.

PROPOSAL NO. 5

ADVISORY VOTE ON ADOPTION OF THE STOCKHOLDER RIGHTS PLAN

According to the Company’s proxy statement for the Annual Meeting, Verso has proposed that the Stockholders vote to approve, on an advisory basis, the adoption of the Stockholder Rights Plan, adopted by the Company on June 16, 2019. According to the Company’s proxy statement, although the vote is only advisory and not binding on Verso, the approval of the adoption of the Stockholder Rights Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Please refer to Verso’s proxy statement for a discussion of such proposal. We intend to ABSTAIN on this advisory vote on the adoption of the Stockholder Rights Plan.

PROPOSAL NO. 6

ADVISORY VOTE ON MAJORITY VOTE REQUIREMENT FOR ELECTIONS OF DIRECTORS

According to the Company’s proxy statement, Verso has proposed that the Stockholders vote to approve, on an advisory basis, a majority vote requirement for elections of directors. According to the Company’s proxy statement, although the vote is only advisory and not binding on Verso, the approval of a majority vote requirement for elections of directors requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Please refer to Verso’s proxy statement for a discussion of such proposal. We recommend Stockholders vote FOR this advisory vote on a majority requirement for elections of directors.

According to the Company’s proxy statement, the Board will consider the outcome of the vote on each of the advisory proposals (Proposal Nos. 3, 4, 5 and 6) in considering what action, if any, should be taken in response to the advisory vote by the Stockholders. If other matters are properly brought before the Annual Meeting, the vote required will be determined in accordance with applicable law, the listing standards and rules of the NYSE, and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, as applicable.

PROPOSAL NO. 7

REPEAL OF CERTAIN PROVISIONS OF OR AMENDMENTS TO THE BYLAWS ADOPTED SINCE

JUNE 26, 2019

Article IX, Section 9.1 of the Bylaws and Article IX of the Company’s Amended and Restated Certificate of Incorporation provide that the Board shall have the power to adopt, amend, alter or repeal the Bylaws by the affirmative vote of a majority of the entire Board (assuming no vacancies). The Bylaws also may be adopted, amended, altered or repealed by the Stockholders; provided the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the total voting power of the issued and outstanding stock entitled to vote generally in the election of directors, voting together as a single class.

On June 26, 2019, Lapetus II delivered its Nomination Notice to the Company in accordance with Verso’s Bylaws proposing (among other things) to adopt a resolution of the Company’s Stockholders that would repeal any provision of Verso’s Bylaws in effect at the time of the Annual Meeting that was not included in Verso’s Bylaws as publicly filed with the SEC on or prior to June 26, 2019. The following is the text of the proposed resolution:

“RESOLVED, that any provision of the Amended and Restated Bylaws of Verso Corporation as of the date of effectiveness of this resolution that was not included in the Bylaws, effective as of June 26, 2019 and publicly filed with the Securities and Exchange Commission prior to June 26, 2019, be and hereby is repealed.”

We are reserving the right to bring Proposal No. 7 for consideration at the Annual Meeting because prior to the Annual Meeting, the Company may make amendments to Verso’s Bylaws without Stockholder approval and some or all of these amendments may not be in the best interests of the Stockholders, and might be adopted without public disclosure in an effort to impede the effectiveness of our nomination of the Nominees, negatively impact our ability to solicit and/or obtain proxies from Stockholders, contravene the will of the Stockholders expressed in those proxies or modify the Company’s corporate governance regime. This Proposal No. 7 would allow Stockholders to undo at the Annual Meeting all amendments to Verso’s Bylaws that were not publicly disclosed prior to the deadline under Verso’s Bylaws for Stockholders to make proposals at the Annual Meeting. Accordingly, if the Board amends Verso’s Bylaws prior to the Annual Meeting, we will submit Proposal No. 7 for approval by the Stockholders at the Annual Meeting. In the event that the Board does not amend Verso’s Bylaws prior to the Annual Meeting, we expect to withdraw Proposal No. 7 and, if such proposal is withdrawn, all references herein to voting for Proposal No. 7 should be disregarded.

It is possible that, to the extent this proposal is lawfully approved, such approval could result in the repeal of yet-to-be adopted Bylaws provisions that are aligned with security holders’ interests. In the event of a legal challenge to this proposal, a court of competent jurisdiction would serve as arbiter. Although adoption of this proposal could have the effect of repealing previously undisclosed Bylaw amendments, including those unrelated to the proposed election of the Nominees, without considering the beneficial nature, if any, of such amendments to the Stockholders, it would not repeal any such amendments that were approved by the Stockholders.

WE STRONGLY URGE YOU TO VOTE “FOR” THE PROPOSAL AND TO USE THE BLUE PROXY CARD TO AUTHORIZE A PROXY TO VOTE “FOR” THE REPEAL OF ANY PROVISION OF OR AMENDMENT TO THE BYLAWS ADOPTED WITHOUT STOCKHOLDER APPROVAL AFTER JUNE 26, 2019, AND UP TO AND INCLUDING THE DATE OF THE ANNUAL MEETING.

VOTING AND PROXY PROCEDURES

Eligibility to Vote

According to the Company’s public filings, Class A Common Stock is the Company’s only outstanding class of voting securities. Only Stockholders of record as shown on the Company’s books at the close of business on December 16, 2019, the Record Date, are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. Each outstanding share of Common Stock entitles its holder to one vote on each matter to be voted on at the Annual Meeting.

Stockholders who sell their shares before the Record Date (or acquire them after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell their shares after the Record Date. You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the Stockholder of record and (b) shares held for you as the beneficial owner through bank, brokerage firm, dealer, trust company or other institution or nominee that exercises fiduciary powers (in nominee name or otherwise) (collectively, a “Broker”).

Many of Verso’s Stockholders hold their shares through a Broker, rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those owned beneficially:

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Stockholder of Record—if your shares of Common Stock are registered directly in your name with the Company’s transfer agent, Computershare, you are considered a “shareholder of record” or a “registered shareholder” of those shares. With respect to such shares, these proxy materials are being sent to you by the Atlas Parties. As the stockholder of record, you have the right to grant your voting proxy directly to the Atlas Parties, or to any other person you wish to designate, or to vote in person at the Annual Meeting. We have enclosed a BLUE proxy card for you to grant your voting proxy to the Atlas Parties.

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Shares Beneficially Held in Street Name—you are the beneficial owner of any of your shares registered in street name. With respect to such shares registered through a Broker, it is likely that you will receive these proxy materials, together with a voting instruction form, from your Broker. As the beneficial owner, you have the right to direct your Broker how to vote the shares held in your account. You may use the voting instruction form provided by your Broker for this purpose. Even if you have directed your Broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your Broker giving you the right to vote the shares at the Annual Meeting.

Quorum Requirements

The presence at the meeting, in person or by proxy, of a majority in voting power of the Company’s outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum at the Annual Meeting. If the shares present in person or by proxy at the Annual Meeting do not constitute a quorum, the Annual Meeting may be adjourned to a subsequent time. Shares that are voted “FOR,” “AGAINST,” “ABSTAIN,” or, with respect to the election of directors, “WITHHOLD,” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker non-votes will also be counted as present for purposes of determining the presence of a quorum.

Vote Requirements

According to Verso’s proxy statement filed with the SEC, there were 34,704,367 outstanding shares of Common Stock of Verso outstanding as of November 15, 2019. Each holder of Common Stock of Verso is entitled to one vote for each share held at the Annual Meeting.

With respect to Proposal No. 1 (to elect the Nominees), members of the Board are elected by a plurality of the votes cast. This means that the seven (7) duly nominated persons who receive the highest number of “FOR” votes cast will be elected to the Board for a term expiring at the following annual meeting and will remain in office until their respective successors are elected or qualified. Neither broker non-votes nor “WITHHOLD” votes cast with respect to any nominee will affect the election of that nominee.

Proposal No. 1—Election of Directors. In the election of the directors, you may vote your shares “FOR” the entire slate of our Nominees to fill three (3) of the Board seats up for election by marking the box titled “FOR ALL” under Proposal No. 1 on the enclosed BLUE proxy card. You may withhold your vote for the entire slate by marking the box titled “WITHHOLD ALL” under Proposal No. 1. You may withhold your vote from any one of our Nominees, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe, or the persons who have been nominated by Verso to serve as directors other than Alan J. Carr, Eugene I. Davis and Steven D. Scheiwe, by marking the box titled “FOR ALL EXCEPT” under Proposal No. 1 and writing down the name(s) of the nominees you do not wish to support on the space provided on the enclosed BLUE proxy card.

Proposals 2(a), 2(b) and 2(c)—Approval of Amendments to Verso’s Amended and Restated Certificate of Incorporation to change Supermajority Vote Requirements to Majority Vote Requirements for (a) Stockholders to Remove Directors; (b) Stockholders to Amend the Bylaws; and (c) Stockholders to Amend Certain Provisions of the Amended and Restated Certificate of Incorporation. Stockholders will vote on Proposals 2(a), 2(b) and 2(c) separately, and the approval of each proposal is conditioned on the approval of the other proposals. As a result, Verso’s Amended and Restated Certificate of Incorporation and the Bylaws will not change unless each of Proposals 2(a), 2(b) and 2(c) are approved. The affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the shares of Common Stock issued and outstanding on the record date and entitled to vote on these proposals is required to approve each of Proposals 2(a), 2(b) and 2(c). Broker non-votes and abstentions will have the same effect as votes cast “AGAINST” the approval of these proposals. These amendments to Verso’s Amended and Restated Certificate of Incorporation, if approved, will not be effective until the Company files a certificate of amendment setting forth the amendments with the Secretary of the State of Delaware following the Annual Meeting.

Proposal No. 3—Advisory Vote on Compensation of Named Executive Officers. The approval of the compensation of Verso’s named executive officers requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.

Proposal 4—Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.

Proposal 5—Advisory Vote on Adoption of Stockholder Rights Plan. The approval of the adoption of the Stockholder Rights Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.

Proposal 6—Advisory Vote on a Majority Vote Requirement for Elections of Directors. The advisory vote on a majority vote requirement for elections of directors requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.

Proposal 7—Vote on Stockholder Proposal to Repeal Any Amendments to Verso’s Amended and Restated Bylaws Adopted After June 26, 2019. You may vote your shares “FOR,” “AGAINST” or

“ABSTAIN” on the proposal to repeal any provision of or amendment to the bylaws adopted without Stockholder approval after June 26, 2019. To be approved, this proposal must receive the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the total voting power of the issued and outstanding stock entitled to vote generally in the election of directors, voting together as a single class. Broker non-votes and abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.

According to the Company’s proxy statement, Proposal No. 3 (advisory vote on compensation of named executive officers), Proposal No. 4 (ratification of appointment of independent registered public accounting firm), Proposal No. 5 (advisory vote on Adoption of Stockholder Rights Plan) and Proposal No. 6 (advisory vote on a majority vote requirement for elections of directors) are only advisory votes and are not binding on Verso. The board of directors will consider the outcome of the vote on each of these proposals in considering what action, if any, should be taken in response to each advisory vote by the stockholders. Please refer to the Company’s proxy statement for additional information regarding the advisory votes contemplated by Proposal No. 3, Proposal No. 4, Proposal No. 5 and Proposal No. 6.

If you provide specific instructions on your BLUE proxy card with regard to certain items, your shares will be voted as you instruct on such items. If you sign your BLUE proxy card without giving specific instructions, your shares will be voted in accordance with how the Atlas Parties intend to vote (“FOR” the election of our Nominees; “FOR” the approval of three amendments to Verso’s Amended and Restated Certification of Incorporation; “ABSTAIN” with respect to approval, on an advisory basis, of the compensation of Verso’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC; “FOR” the ratification of the appointment of Deloitte to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019; “ABSTAIN” on the approval of the Company’s Stockholder Rights Plan; “FOR” on the majority vote requirement for elections of directors; and “FOR” the repeal of each provision of or amendment to the Bylaws adopted without the approval of Stockholders after June 26, 2019 (the date Lapetus II submitted its Nomination Notice to the Company), and up to and including the date of the Annual Meeting). If other matters are properly brought before the Annual Meeting, the vote required will be determined in accordance with applicable law, the listing standards and rules of the NYSE, and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, as applicable.

With regard to any other matters that properly come before the Annual Meeting, your shares will be voted at the discretion of the Atlas Parties.

Voting by Proxy

Your proxy is important, no matter how many shares you own. Whether or not you are able to attend the Annual Meeting, we strongly urge you to vote for the election of our Nominees - Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe.

If your shares are registered in your own name, please sign, date and return the enclosed BLUE proxy card today to Lapetus Capital II LLC, c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019 in the enclosed postage-paid envelope.

If your shares are held in the name of a bank, brokerage firm, dealer, trust company or other institution or nominee, only it can execute a BLUE proxy card with respect to your shares and only upon receipt of instructions from you. Accordingly, it is critical that you follow the instructions set forth in the voting instruction form and promptly contact the person responsible for your account and give instructions to vote your shares for the election of our Nominees. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Lapetus Capital II LLC, c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy card, the shares will be voted in accordance with that specification. If no specification is made, the persons named on the enclosed BLUE proxy card will vote your shares for our Nominees.

Execution of the BLUE proxy card will not affect your right to attend the Annual Meeting and to vote in person.

How to Vote for the Nominees

You can vote your shares for the election of our Nominees in one of four ways:

By Mail. Sign, date and promptly mail the enclosed BLUE proxy card or voting instruction form in the enclosed postage-paid envelope.

By Telephone. If your shares are held in the name of a bank, brokerage firm, dealer, trust company or other institution or nominee, such organization may allow you to submit your instructions by telephone, by following the voting instructions on the enclosed BLUE voting instruction form. Your telephone vote authorizes the proxies to vote your shares in the same manner as if you had signed and returned a BLUE voting instruction form.

By Internet. If your shares are held in the name of a bank, brokerage firm, dealer, trust company or other institution or nominee, such organization may allow you to submit a proxy by Internet, by following the voting instructions on the enclosed BLUE voting instruction form. Internet voting procedures are designed to authenticate your identity, allow you to have your shares voted and confirm that your instructions have been properly recorded. Your submission of a proxy by Internet authorizes the proxies to vote your shares in the same manner as if you had signed and returned a BLUE voting instruction form.

In Person. Written ballots should be available from Verso at the Annual Meeting. If Verso does not provide a ballot that includes our Nominees, we will provide a form of ballot to the independent inspector for the inspector to distribute at the Annual Meeting on our behalf. Nonetheless, to ensure that your shares are represented, we urge you to submit a proxy in advance of the Annual Meeting by promptly returning the BLUE proxy card. You may always attend the Annual Meeting and vote in person if you wish. However, Stockholders who have mailed BLUE proxy cards or and who also attend the Annual Meeting do not need to vote again unless they wish to revoke their proxy and change their vote. Stockholders whose shares are held in the name of a bank, brokerage firm, dealer, trust company or other institution or nominee must obtain a legal proxy, executed in such stockholder’s favor, from the nominee in order for such stockholders to vote their shares in person at the Annual Meeting. Please contact our proxy solicitor, Harkins Kovler, if you have questions or need assistance in obtaining a legal proxy. If you plan to attend the Annual Meeting in person, please carefully note the procedures for admission to the Annual Meeting that Verso has set forth in its proxy statement.

We urge you NOT to sign or return Verso’s WHITE proxy card or otherwise provide proxies sent to you by Verso, even as a protest vote. If you have already done so, you may revoke your previously signed proxy by signing and returning a later dated BLUE proxy card in the enclosed postage-paid envelope, or by delivering a written notice of revocation to Lapetus Capital II LLC, c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019 or to the Secretary of Verso. Only your latest dated proxy or your vote in person at the Annual Meeting will be counted.

Verso’s Stockholders as of the close of business on the record date are urged to submit a BLUE proxy card even if their shares were sold after the record date.

Revocation of Proxies

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered to the Secretary or any other officer of the Company at Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342, or to the participants at Lapetus Capital II LLC, c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019.

Although a revocation is effective if delivered to the Company, we request that either the original or photocopy of all revocations be mailed to Lapetus Capital II LLC, c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019 so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record of a majority of the outstanding shares on the Record Date. Additionally, Harkins Kovler may use this information to contact Stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

PARTICIPANTS IN THE SOLICITATION OF PROXIES

In addition to the Atlas Parties and the Nominees (who are Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe), the participants in the solicitation of proxies from Stockholders of Verso include the following: BW Coated LLC (“BW Coated”), Blue Wolf Capital Fund IV, L.P. (“BWCF IV”), Blue Wolf Capital Advisors IV, L.P., (“BWCA IV LP”), Blue Wolf Capital Advisors IV, LLC (“BWCA IV LLC”), and Adam Blumenthal (together with BW Coated, BWCF IV, BWCA IV LP and BWCA IV LLC, the “Blue Wolf Parties”).

Annex B hereto includes additional information pertaining to the participants in this solicitation, including, as applicable, the name, present principal occupation or employment, business address, and certain other information with respect to such participants.

Set forth in Annex C hereto are the transactions in the Company’s securities effected by the participants in this solicitation within the past two years. Other than as disclosed in Annex C, no participant in this solicitation has effected any transaction in securities of the Company in the past two years.

OTHER INFORMATION

Other Proposals

Except as set forth in this Proxy Statement, we do not know of any other matters to be presented for approval by the Stockholders at the Annual Meeting. If, however, the Atlas Parties learn of any other proposals made at a reasonable time before the Annual Meeting, the Atlas Parties will either supplement this Proxy Statement and provide Stockholders with an opportunity to vote by proxy directly on such matters, or will not exercise discretionary authority with respect thereto. If other matters are properly presented thereafter, the persons named as proxies on the enclosed BLUE proxy card will vote the shares of Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

Solicitation of Proxies

Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, Internet, in person and by advertisements. All written soliciting materials, including any emails or scripts to be used in soliciting proxies, will be filed by the Atlas Parties under the cover of Schedule 14A on the date of first use. Solicitations may also be made by certain of the respective partners, directors, officers, members and employees of the members of the Atlas Parties, none of whom will, except as described in Annex A attached hereto or elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as Nominees.

The Atlas Parties have retained Harkins Kovler to provide solicitation and advisory services in connection with the Annual Meeting, for which Harkins Kovler is to receive a fee in an amount up to approximately $280,000 plus reimbursement of reasonable out-of-pocket expenses for its services to Atlas in connection with the solicitation. Approximately up to 30 people may be employed by Harkins Kovler to solicit proxies from the Stockholders for the Annual Meeting. Atlas has agreed to indemnify Harkins Kovler in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation. Atlas will reimburse banks, brokers, custodians, or other record holders for their reasonable out-of-pocket expenses incurred in connection with forwarding all materials related to this solicitation of proxies to the beneficial owners of shares of Common Stock held as of the Record Date.

The entire expense of soliciting proxies for the Annual Meeting incurred by the Atlas Parties or on the participants’ behalf is being borne by certain entities affiliated with the Atlas Parties. If successful, the Atlas Parties may seek reimbursement of these costs from the Company. In the event that the Atlas Parties decide to seek reimbursement of its expenses, Atlas does not intend to submit the matter to a vote of the Company’s Stockholders. The Board would be required to evaluate such requested reimbursement consistent with their fiduciary duties to the Company and its Stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation, and other costs incidental to the solicitation. The Atlas Parties anticipate that the total expenses that they will incur in furtherance of, or in connection with, the solicitation of proxies for the Annual Meeting will be approximately $            . The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation. As of the date hereof, the Atlas Parties have incurred approximately $            of solicitation expenses.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple Stockholders in your household. We will promptly deliver a separate copy of the document to you if you write or call our proxy solicitor, Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019. Stockholders may call toll-free at +1 (877) 339-3288. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm, dealer, trust company or other institution or nominee, or you may contact our proxy solicitor at the above address and phone number.

Security Ownership of Certain Beneficial Owners and Management of Verso

Information regarding security ownership of certain beneficial owners and management of Verso is included in Annex D to this Proxy Statement.

Stockholder Proposals for Inclusion in the Proxy Statement for the 2020 Annual Meeting

Stockholders wishing to present proposals for inclusion in the Company’s notice of meeting and proxy statement for the Company’s following annual meeting of Stockholders (the “2020 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”) must submit their proposals to the Company no later than                    , 2020. Proposals should be sent to Verso Corporation, Attention: Secretary, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.

If the date of the 2020 Annual Meeting is advanced or delayed by more than 30 days from the one-year anniversary date of the Annual Meeting, under Rule 14a-8 under the Exchange Act, shareholder proposals intended to be included in our notice of meeting and proxy statement for the 2020 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail its notice of meeting and proxy statement for the 2020 Annual Meeting.

Other Stockholder Proposals for Presentation at 2020 Annual Meeting

Article II, Section 2.14 of Verso’s Bylaws addresses the manner in which Verso’s Stockholders may nominate persons for election as directors and make proposals of other business to be considered by the Stockholders at an annual meeting of Stockholders.

Director nominations and other business proposals may be made by a Stockholder only if such Stockholder (i) is a Stockholder of record at the time of delivery by the Stockholder of the notice provided for in Section 2.14(a)(2) to Verso’s Secretary, (ii) is entitled to vote at the meeting and upon such election or other business, and (iii) complies with the notice procedures set forth in Section 2.14(a)(2). This is the exclusive means for a Stockholder to make director nominations or submit other business before an annual meeting of Stockholders, except for matters that are properly brought under Rule 14a-8 under the Exchange Act and are included in Verso’s notice of meeting and proxy statement.

For any director nomination or other business to be properly brought by a Stockholder before an annual meeting of Stockholders, the Stockholder must have given timely notice thereof, in the proper written form as provided in Section 2.14(c), to the Verso’s Secretary, and any such proposed business (other than director nominations) must constitute a proper matter for stockholder action under the General Corporation Law of the State of Delaware.

To be timely, the Stockholder’s notice must be delivered to Verso’s Secretary at the principal executive office of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting of stockholders. For the 2020 Annual Meeting, to be timely, the stockholder’s notice must be delivered to the Company’s Secretary at the Company’s principal executive office not earlier than the close of business on September 23, 2020, and not later than the close of business on October 23, 2020. However, if the date of the 2020 Annual Meeting is more than 30 days before, or more than 60 days after, January 21, 2021, the stockholder’s notice must be so delivered not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting date and not later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which public disclosure of the meeting date is first made by the Company. In addition, if the number of directors to be elected at the 2020 Annual Meeting is increased effective after the time period for which nominations otherwise would be due and there is no public announcement by Verso naming the nominees for the new director positions created by such increase at least 100 days prior to January 21, 2021, the stockholder’s notice will be considered timely, but only with respect to the nominees for any new positions created by such increase, if it is delivered to the Company Secretary at the Company’s principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2020 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by any of the participants that such procedures are legal, valid or binding.

Appraisal Rights

The Company is incorporated in the State of Delaware and, accordingly, is subject to the General Corporation Law of the State of Delaware. Under the General Corporation Law of the State of Delaware, the Stockholders of the Company are not entitled to appraisal rights with respect to any of the proposals to be acted upon at the Annual Meeting.

Information Concerning Verso

The information concerning Verso contained in this Proxy Statement has been taken from, or is based upon, publicly available information. Verso has not been involved in the preparation of this Proxy Statement and has not verified the information contained in this Proxy Statement. Publicly available information concerning Verso may contain errors. The Atlas Parties have no knowledge that would indicate that any statements contained herein regarding Verso, based upon such publicly filed reports and documents, are inaccurate, incomplete or untrue.

Please refer to Verso’s definitive proxy statement and annual report for certain information and disclosure required by applicable law. This information and disclosure includes, among other things, securities of Verso held by Verso’s directors, nominees, management and 5% stockholders, certain biographical information on Verso’s directors and executive officers, information concerning all matters requiring the approval of stockholders, including the election of directors, information concerning the executive compensation, information concerning Verso’s procedures for nominating directors, information concerning the committees of the Verso Board and other information concerning the Verso Board.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and can be identified by the use of, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this Proxy Statement and the material accompanying this Proxy Statement.

INCORPORATION BY REFERENCE

We have omitted from this Proxy Statement certain disclosure required by applicable law that is expected to be included in the Company’s proxy statement relating to the Annual Meeting based on our reliance on Rule 14a-5(c) under the Exchange Act. This information and disclosure is expected to include, among other things, certain biographical information on the Company’s directors and executive officers, information concerning all matters requiring the approval of Stockholder, including the election of directors, information concerning executive compensation, information regarding persons who beneficially own more than 5% of the shares of Common Stock and the ownership of the shares of Common Stock by the directors and management of the Company, information concerning certain relationships and related party transactions, information concerning the Company’s procedures for nominating directors, information concerning the committees of the Board and other information concerning the Board, information on how to obtain directions to be able to attend the Annual Meeting and vote in person and procedures for submitting proposals for inclusion in the Company’s proxy statement at the next annual meeting. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders must be received by the Company for inclusion in the Company’s proxy statement and form of proxy for that meeting is also expected to be contained in the Company’s proxy statement. This information is expected to be contained in the Company’s public filings and Stockholders should refer to the Company’s proxy statement for the Annual Meeting when it becomes available and its other public filings in order to review this disclosure. The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information.

Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement in reliance upon publicly available information are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the participants is given only to our knowledge.

IMPORTANT INFORMATION

This Proxy Statement is dated December     , 2019. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to Stockholders shall not create any implication to the contrary.

You are advised to read this Proxy Statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this Proxy Statement and other relevant documents that we file with the SEC at the SEC’s website at www.sec.gov or by contacting Harkins Kovler at the address and phone number indicated above.

Please refer to the Company’s proxy statement for the Annual Meeting and annual report filed with the SEC for certain additional information and disclosure required to be made by the Company in connection with the Annual Meeting and in accordance with applicable law.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES OF COMMON STOCK YOU OWN. WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY TO VOTE “FOR” THE ELECTION OF OUR NOMINEES, “FOR” THE PROPOSAL TO APPROVE THREE AMENDMENTS TO VERSO’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, “FOR” A MAJORITY VOTE REQUIREMENT FOR ELECTIONS OF DIRECTORS, AND “FOR” THE REPEAL OF ANY PROVISION OF OR AMENDMENT TO THE BYLAWS ADOPTED WITHOUT STOCKHOLDER APPROVAL AFTER JUNE 26, 2019 (THE DATE LAPETUS II SUBMITTED ITS NOMINATION NOTICE TO THE COMPANY), AND UP TO AND INCLUDING THE DATE OF THE ANNUAL MEETING.

December     , 2019

Thank you for your consideration and support.

Andrew M. Bursky and Timothy J. Fazio

Lapetus Capital II LLC

ANNEX A

MISCELLANEOUS INFORMATION CONCERNING THE NOMINEES

Each of the Nominees has consented to being named as a nominee in this Proxy Statement and, if elected, to serving as a director of the Company. In addition, each of the Nominees understands that, if elected as a director of the Company, each Nominee would have an obligation to act in the best interests of the Company and the Stockholders in accordance with his or her duties as a director.

As of the date hereof, no Nominee beneficially owns or of record any securities of the Company and no Nominee has entered into any transactions in securities of the Company during the past two years.

None of the Nominees has any position or office with the Company, and no occupation or employment with which the Nominees have been involved, during the past five years, was carried on with the Company or any corporation or organization that is a parent, subsidiary or other affiliate of the Company. None of the Nominees has ever served on the Board.

None of the Nominees, or any of their respective associates, has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company that is required to be disclosed under, or is subject to any arrangement described in, Item 402 of Regulation S-K promulgated under the Exchange Act.

None of the Nominees has any family relationship with any director or officer, or person nominated to become a director or officer, of the Company or any of its subsidiaries.

None of the Nominees has failed to file reports on a timely basis related to the Company that are required by Section 16(a) of the Exchange Act.

None of the Nominees has been involved in any legal proceedings during the past ten (10) years that would be required to be disclosed under Item 401(f) of Regulation S-K promulgated under the Exchange Act and that are material to an evaluation of the ability or integrity of any such nominee to become a director of the Company.

None of the Nominees is a current or former officer of the Company and none of the Nominees was an employee of the Company during the fiscal year ended December 31, 2018. During such fiscal year, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity of which any Nominee was an executive officer. There exist no interlocking relationships that would have required disclosure under Item 407(e)(4) of Regulation S-K, had the Nominees been directors of the Company.

The Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of compensation the Nominees will receive from the Company as a director, if elected to the Board, and as described elsewhere in this Proxy Statement. The Atlas Parties expect that the Nominees, if elected, will be indemnified for service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the Bylaws and the Amended and Restated Certificate of Incorporation and be covered by the policy of insurance which insures the Company’s directors and officers.

The Atlas Parties do not expect that the Nominees will be unable to stand for election. If any Nominee is unable to serve or for good cause will not serve, the Atlas Parties may seek to replace such Nominee with a substitute nominee to the extent substitution is permissible under applicable law and the Company’s organizational documents.

A-1

The Atlas Parties reserve the right to nominate additional persons, to the extent this is not prohibited under applicable law or the Company’s organizational documents, if the Company purports to increase the number of directorships, and/or the Company makes or announces any changes to the Bylaws or takes or announces any other action that purports to have, or if consummated would purport to have, the effect of disqualifying any of the Nominees or any additional nominee nominated pursuant to the foregoing, and/or any Nominee is unable to serve or for good cause will not serve. Additional nominations made pursuant to the foregoing are without prejudice to the position of the Atlas Parties that any attempt to change the size of the Board or disqualify any of the Nominees through Bylaw amendments or otherwise would constitute unlawful manipulation of the Company’s corporate governance. The Atlas Parties reserve the right to challenge any action by the Company that has, or if consummated would have, the effect of disqualifying any Nominee. If the Atlas Parties are permitted to substitute a nominee or propose an additional nominee, the Atlas Parties will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to any substitute nominee or additional nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act. Only in such case will the shares of Common Stock represented by the enclosed BLUE proxy card be voted for substitute nominees or additional nominees.

A-2

ANNEX B

ADDITIONAL INFORMATION CONCERNING THE PARTICIPANTS

Set forth below are the names, present principal occupation or employment, business address, and certain other information with respect to the Atlas Parties, the Nominees and the Blue Wolf Parties (collectively, the “participants”). Additional information with respect to the Nominees is included in the attached Proxy Statement and in Annex A thereto. To the extent the Blue Wolf Parties assist the Atlas Parties in their solicitation of proxies for the Annual Meeting, these persons would be “participants” under SEC rules.

The address of the principal business office of each of the Atlas Parties is 100 Northfield Street, Greenwich, Connecticut 06830. The address of the principal business office of each of the Blue Wolf Parties is One Liberty Plaza, 52nd Floor, New York, New York 10006.

The principal business of the Atlas Parties is as follows: Lapetus II, ACR II, Lapetus III and ACR III make private equity and related investments in business organizations; AC GP II is the general partner of ACR II and certain other funds; ACR GP II is the general partner of AC GP II; AC GP III is the general partner of ACR III and certain other funds; ACR GP III is the general partner of AC GP III; Messrs. Bursky and Fazio are Managing Partners of ACR GP II and ACR GP III. The principal business of each of the Blue Wolf Parties is as follows: BW Coated and BWCF IV make private equity and related investments in business organizations; BWCA IV LP is the general partner of BWCF IV and certain other funds; BWCA IV LLC is the general partner of BWCA IV LP; and Mr. Blumenthal is the Managing Member of BWCA IV LLC.

In the aggregate the Atlas Parties beneficially own, as of the close of business on December 4, 2019, 2,330,683 shares of Common Stock, representing approximately 6.72% of the outstanding shares. Lapetus II directly owns 100 shares of Common Stock of Verso in record name, and is the direct beneficial owner of 149,568 shares of Common Stock of the Company (including the 100 shares of Common Stock held in record name by Lapetus II), representing approximately 0.43% of the outstanding shares; ACR II has shared voting and dispositive power of 149,568 shares, in the aggregate, of Common Stock beneficially owned and held directly by Lapetus II, representing approximately 0.43% of the outstanding shares; AC GP II, by virtue of its status as the general partner of ACR II and certain other funds, has shared voting and dispositive power of 149,568 shares of Common Stock, representing approximately 0.43% of the outstanding shares; ACR GP II, by virtue of its status as the general partner of AC GP II, has shared voting and dispositive power of 149,568 shares of Common Stock, representing approximately 0.43% of the outstanding shares; Lapetus III has shared voting and dispositive power over 2,181,115 shares of Common Stock, representing approximately 6.29% of the outstanding shares; ACR III has shared voting and dispositive power of 2,181,115 shares of Common Stock beneficially owned by Lapetus III, representing approximately 6.29% of the outstanding shares; AC GP III, by virtue of its status as the general partner of ACR III and certain other funds, has shared voting and dispositive power of 2,181,115 shares of Common Stock, representing approximately 6.29% of the outstanding shares; ACR GP III, by virtue of its status as the general partner of AC GP III, has shared voting and dispositive power of 2,181,115 shares of Common Stock, representing approximately 6.29% of the outstanding shares; and each of Messrs. Bursky and Fazio, by virtue of his status as a Managing Partner of ACR GP II and ACR GP III, has shared voting and dispositive power of 2,330,683 shares of Common Stock, representing approximately 6.72% of the outstanding shares.

In the aggregate, the Blue Wolf Parties beneficially own, as of the close of business on December 4, 2019, 776,890 shares of Common Stock, representing approximately 2.24% of the outstanding shares. BW Coated has shared voting and dispositive power over 776,890 shares of Common Stock, representing approximately 2.24% of the outstanding shares; BWCF IV has shared voting and dispositive power over 776,890 shares of Common Stock, representing approximately 2.24% of the outstanding shares; BWCA IV LP, by virtue of its status as the general partner of BWCF IV, has shared voting and dispositive power of 776,890 shares of Common Stock, representing 2.24% of the outstanding shares; BWCA IV LLC, by virtue of its status as the general partner of BWCA IV LP, has shared voting and dispositive power of 776,890 shares of Common Stock, representing approximately 2.24% of the outstanding shares; and Mr. Blumenthal, by virtue of his status as the Managing Member of BWCA IV LLC, has shared voting and dispositive power of 776,890 shares of Common Stock, representing approximately 2.24% of the outstanding shares.

By virtue of certain agreements and arrangements among the Atlas Parties and the Blue Wolf Parties, the Atlas Parties may be deemed members of a “group” (within the meaning of Rule 13d-5 under the Exchange Act) with the Blue Wolf Parties. If the Atlas Parties and the Blue Wolf Parties are deemed to have formed a “group” (within the meaning of Rule 13d-5 under the Exchange Act), as of December 4, 2019 such group would beneficially own an aggregate of 3,107,573 shares of Common Stock for the purpose of Rule 13d-3 under the Exchange Act, which would constitute approximately 8.96% of the issued and outstanding shares of Common Stock based on 34,704,367 shares of Common Stock outstanding as of October 31, 2019, according to the Form 10-Q filed by the Company with the SEC on November 12, 2019. The Atlas Parties expressly disclaim beneficial ownership of any shares of Common Stock or other securities held by the Blue Wolf Parties. The Blue Wolf Parties expressly disclaim beneficial ownership of any shares of Common Stock or other securities held by the Atlas Parties.

The Atlas Parties and the Blue Wolf Parties have entered into an informal oral agreement pursuant to which the Atlas Parties and the Blue Wolf Parties agreed to (i) consult with each other with respect to their investment in the Company; (ii) coordinate all trading in shares of Common Stock; and (iii) vote all shares of Common Stock with respect to which they have sole voting power in favor of the persons nominated by Lapetus II for election to the Board at the Annual Meeting and in favor of any procedural actions or matters related to the nomination of such candidates.

On October 7, 2019, Lapetus II, Lapetus III and BW Coated entered into a Stock Purchase Agreement, pursuant to which Lapetus II and Lapetus III sold 395,905 shares of Common Stock to BW Coated. For such shares, BW Coated paid an aggregate purchase price of $4,948,812.50 in cash at the closing and agreed to pay up to an additional $1,573,101.35 based on the subsequent sale of shares of Common Stock by BW Coated.

Except as set forth herein, to the participants’ knowledge, after reasonable inquiry, with respect to the parties listed above in this Annex B and the Nominees:

•

Except as set forth in this Proxy Statement, none of the participants or, to the best knowledge of the participants, the participant associates is the record owner of shares of Common Stock. Except as set forth in this Proxy Statement, none of the participants or, to the best knowledge of the participants, the participant associates owns any securities of the Company other than shares of Common Stock. None of the participants beneficially owns, directly or indirectly, any securities of any parent or subsidiary of the Company.

•

Annex C to this Proxy Statement sets forth, with respect to all securities of the Company purchased or sold by any participant within the past two years, the date on which such securities of the Company were purchased or sold and the amount purchased or sold on such date. The purchases of the securities listed therein were made in part with working capital from capital contributions and/or funds from lines of credit in the ordinary course of business of certain of the participants. No part of the purchase price or market value of the securities listed on Annex C to this Proxy Statement is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. None of the funds used to purchase the securities listed on Annex C to this Proxy Statement were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer.

•

Except as set forth herein, none of the participants is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies.

•

Other than as set forth herein, no participant in this solicitation and no associate of any participant in this solicitation has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

•

No participant or, to the best knowledge of the participants, participant associate has, during the past ten (10) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

•

Other than as set forth in this Proxy Statement, no participant in this solicitation, nor any of their respective associates, is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

•

Other than as set forth in this Proxy Statement, no participant in this solicitation and, to the best knowledge of the participants, no associate of any participant in this solicitation, owns beneficially, directly or indirectly, any securities of the Company, or any parent or subsidiary of the Company.

•

Other than as set forth in this Proxy Statement, no participant in this solicitation and, to the best knowledge of the participants, no associate of any participant in this solicitation, or member of any of the foregoing’s immediate family is either a party to any transaction or series of transactions, whether indebtedness transactions or otherwise, since the beginning of the Company’s last fiscal year or has knowledge of any currently proposed transaction or series of proposed transactions to which the Company was or is to be a party, in which the amount involved exceeds $120,000, and in which any participant, or any associate of a participant or any member of his or her immediate family has, or will have, a direct or indirect material interest.

•

Other than as set forth in this Proxy Statement, there are no material proceedings in which the participants or any of their respective associates is a party adverse to the Company or any of its subsidiaries, to the best knowledge of the participants, in which such participant or any such associate has a material interest adverse to the Company or any of its subsidiaries.

ANNEX C

TRANSACTIONS IN SECURITIES OF THE COMPANY BY THE PARTICIPANTS DURING THE PAST TWO YEARS

The following table sets forth information with respect to all purchases and sales of all shares of Common Stock of the Company by the participants during the past two years (amounts in parentheses indicate a sale of shares). As of the date of this Proxy Statement, no other participant has purchased or sold securities of the Company within such time period.

Participants	Trade Date	Shares Purchased / (Sold)	Price
Lapetus II	11/8/18	(49,856)	$29.7946
Lapetus II	11/9/18	(18,742)	$28.1478
Lapetus III	4/15/19	49,338	$21.8133
Lapetus III	4/16/19	38,260	$22.1849
Lapetus III	4/17/19	65,064	$22.0100
Lapetus III	4/18/19	45,320	$21.8196
Lapetus III	4/22/19	56,712	$21.5773
Lapetus III	4/23/19	74,489	$21.7054
Lapetus III	4/24/19	33,813	$21.9348
Lapetus III	4/25/19	60,000	$22.2689
Lapetus III	4/26/19	3,271	$22.4460
Lapetus III	4/30/19	50,136	$22.2877
Lapetus III	5/1/19	49,521	$22.3656
Lapetus III	5/2/19	49,488	$22.3399
Lapetus III	5/7/19	1,500	$22.4880
Lapetus III	5/8/19	55,805	$22.4463
Lapetus III	5/9/19	87,500	$21.4259
Lapetus III	5/10/19	81,500	$20.9093
Lapetus III	5/13/19	71,097	$21.1244
Lapetus III	5/14/19	58,537	$21.2526
Lapetus III	5/15/19	68,649	$21.5360
Lapetus III	5/16/19	47,055	$21.7835
Lapetus III	5/17/19	38,100	$21.4452
Lapetus III	5/20/19	47,900	$20.3793
Lapetus III	9/10/19	224,580	$10.9462
Lapetus III	9/11/19	115,095	$11.3197
Lapetus III	9/12/19	56,788	$11.2313
Lapetus III	9/13/19	500	$11.5000
Lapetus III	9/16/19	3,234	$11.4998
Lapetus III	9/17/19	82,834	$11.3497
Lapetus III	9/18/19	27,049	$11.3684
Lapetus III	9/19/19	75,377	$11.5772
Lapetus III	9/20/19	72,000	$11.8808
Lapetus III	9/23/19	23,862	$12.2017
Lapetus III	9/24/19	23,851	$12.4788
Lapetus III	9/25/19	12,147	$12.4909
Lapetus III	9/26/19	38,834	$12.4258
Lapetus III	9/27/19	53,766	$12.4443
Lapetus III	9/30/19	121,350	$12.3877
Lapetus III	10/1/19	111,086	$12.2736
Lapetus III	10/2/19	4,457	$12.2679

C-1

Participants	Trade Date	Shares Purchased / (Sold)	Price
Lapetus III	10/4/19	9,652	$12.4715
Lapetus II	10/7/19	(126,398)	$12.5000
Lapetus III	10/7/19	(269,507)	$12.5000
Lapetus III	10/7/19	43,389	$12.4731
Lapetus III	10/8/19	73,935	$12.3797
Lapetus III	10/9/19	49,247	$14.2440
Lapetus III	10/10/19	58,106	$12.2133
Lapetus III	10/11/19	14,062	$12.4927
Lapetus III	10/14/19	8,540	$12.4190
Lapetus III	10/15/19	13,704	$12.3924
Lapetus II	11/13/19	(39,596)	$18.8315
Lapetus II	11/14/19	(103,340)	$18.2157
Lapetus II	11/15/19	(112,500)	$18.6439
BW Coated LLC	9/18/19	173,500	$11.3684
BW Coated LLC	9/19/19	37,500	$11.5772
BW Coated LLC	9/20/19	35,097	$11.8808
BW Coated LLC	9/23/19	7,953	$12.2017
BW Coated LLC	9/24/19	7,951	$12.4788
BW Coated LLC	9/25/19	4,049	$12.4909
BW Coated LLC	9/26/19	12,945	$12.4258
BW Coated LLC	9/27/19	17,922	$12.4443
BW Coated LLC	9/30/19	40,451	$12.3877
BW Coated LLC	10/1/19	37,028	$12.2726
BW Coated LLC	10/2/19	1,526	$12.2679
BW Coated LLC	10/4/19	3,217	$12.4715
BW Coated LLC	10/7/19	14,463	$12.4731
BW Coated LLC	10/7/19	395,905	$12.5000
BW Coated LLC	10/8/19	24,644	$12.3797
BW Coated LLC	10/9/19	16,417	$12.2440
BW Coated LLC	10/10/19	19,368	$12.2133
BW Coated LLC	10/11/19	4,687	$12.4927
BW Coated LLC	10/14/19	2,846	$12.4190
BW Coated LLC	10/15/19	4,568	$12.3924
BW Coated LLC	11/13/19	(13,200)	$18.8315
BW Coated LLC	11/14/19	(34,447)	$18.2157
BW Coated LLC	11/15/19	(37,500)	$18.6439

C-2

ANNEX D

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is reprinted from the preliminary proxy statement filed by Verso Corporation with the SEC on November 25, 2019.

Security Ownership of Management and Certain Beneficial Owners

The following table provides information about the beneficial ownership of Verso’s common stock as of November 15, 2019, by each of our directors and named executive officers, all of our directors and executive officers as a group, and each person known to our management to be the beneficial owner of more than 5% of the outstanding shares of our common stock. As of November 15, 2019, there were 34,704,367 outstanding shares of our Class A common stock and no shares of Class B common stock outstanding. All of the previously outstanding Class B common stock has been converted into Class A common stock. Because there are no outstanding shares of or rights to acquire our Class B common stock, we do not provide any information on our shares of Class B common stock in the table or footnotes below.

Name of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned		Percentage of Outstanding Shares of Class A Common Stock Beneficially Owned(1)
Directors and Named Executive Officers:
B. Christopher DiSantis(3)	192,831		*
Adam St. John(2)	40,356	(4)	*
Allen J. Campbell(2)	51,520		*
Michael A. Weinhold(2)	34,273		*
Kenneth D. Sawyer(2)	29,787		*
Alan J. Carr(2)	23,400		*
Eugene I. Davis(2)	23,400		*
Randy J. Nebel(2)	0		—
Steven D. Scheiwe(2)	26,074		*
Jay Shuster(2)	23,400		*
Nancy M. Taylor(2)	0		—
All current Directors and Executive Officers as a group (11 persons)(5)	258,982		*

5% or Greater Holders
Dimensional Fund Advisors LP(6)	2,810,761		8.1%
Lapetus Capital II LLC(7)	2,586,119		7.5%
BlackRock, Inc.(8)	2,505,971		7.2%
The Vanguard Group Inc.(9)	2,352,921		6.8%
Oaktree Capital Management LP(10)	1,976,270		5.7%
SCW Capital Management, L.P.(11)	1,780,111		5.1%

*	Less than 1% of the outstanding shares of our common stock.
(1)

“Beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act. The number and percentage of shares of common stock beneficially owned by each person listed in the table is determined based on the shares of common stock that such person beneficially owned as of November 15, 2019, or that such person has the right to acquire within 60 days thereafter. The number of outstanding shares used as the denominator in calculating the percentage ownership and voting power of the outstanding shares of Class A common stock for each person is the sum of (a) 34,704,367 shares of Class A common stock outstanding as of November 15, 2019, and (b) the number of shares of Class A common stock that such person has the right to acquire as of November 15, 2019, or within 60 days thereafter. Each person has sole voting and sole investment power over the shares of common stock that the person beneficially owns, unless otherwise indicated.
(2)	The address for each director and named executive officer of Verso is c/o Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
(3)

Mr. DiSantis left his position as our President and Chief Executive Officer on April 5, 2019. Beneficial ownership information is based on information contained in the last Form 4 filed by Mr. DiSantis with the SEC prior to April 5, 2019.

(4)

Includes 8,270 shares owned directly by Mr. St. John’s spouse as of November 15, 2019, or which Mr. St. John’s spouse has the right to acquire within 60 days thereafter, and over which Mr. St. John may be deemed to have voting and/or investment power.

(5)	Excludes Mr. DiSantis, who is no longer an executive officer of Verso. Includes 6,772 shares owned directly by Mr. Lederer, our Senior Transaction Advisor.
(6)

In a Schedule 13G filed by Dimensional Fund Advisors LP with the SEC on February 8, 2019, the reporting person states that as of December 31, 2018 it beneficially owned and had sole voting power over 2,718,483 shares of Class A common stock and sole dispositive power over 2,810,761 shares of Class A common stock. The Schedule 13G also discloses that Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over our Class A common stock that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of our Class A common stock held by the Funds. However, all shares of Class A common stock reported in the table above are owned by the Funds. Dimensional disclaims beneficial ownership of such shares of Class A common stock. The address of the reporting person is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(7)

In a Schedule 13D/A filed by Lapetus Capital II LLC with the SEC on October 24, 2019, the reporting person states that as of October 22, 2019 that the reporting persons in the aggregate beneficially own 2,586,119 shares of Class A common stock. The Schedule 13D/A also discloses that each of Andrew M. Bursky and Timothy J. Fazio, by virtue of his status as a manager and Managing Partner of certain reporting persons, has shared voting and dispositive power of 2,586,119 shares of Class A common stock. The address of the reporting person is 100 Northfield Street, Greenwich, Connecticut 06830.

(8)

In a Schedule 13G filed by BlackRock, Inc. with the SEC on February 11, 2019, the reporting person states that as of December 31, 2018 it beneficially owned and had sole voting power over 2,418,902 shares of Class A common stock and sole dispositive power over 2,505,971 shares of Class A common stock. The address of the reporting person is 55 East 52nd Street, New York, New York 10055.

(9)

In a Schedule 13G filed by The Vanguard Group Inc. with the SEC on February 12, 2019, the reporting person states that as of December 31, 2018 it beneficially owned and had sole voting power over 37,511 shares of Class A common stock, shared voting power over 2,514 shares of Class A common stock, and sole dispositive power over 2,317,213 shares of Class A common stock, and shared dispositive power over 35,708 shares of Class A common stock. The Schedule 13G also discloses that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 33,194 shares of Class A common stock as a result of its serving as investment manager of collective trust accounts, and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 6,831 shares of Class A commons stock as a result of its serving as investment manager of Australian investment offerings. The address of the reporting person is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(10)	In a Schedule 13G/A filed by Oaktree Capital Management, L.P. with the SEC on September 24, 2019, the reporting person states that as of September 12, 2019 Oaktree Opps X Reserve 6, LLC (“Reserve 6”)

directly owns 1,960,732 shares of Class A Common Stock (which includes warrants to purchase 184,413 shares of Class A common stock) and Oaktree Value Opportunities Fund Holdings, L.P. (“VOF Holdings”) directly owns 15,538 shares of Class A Common Stock (which consists of warrants to purchase 15,538 shares of Class A common stock). The Schedule 13G/A also discloses that Oaktree Capital Group Holdings GP, LLC may be deemed to have beneficial ownership of the shares owned by Reserve 6 and VOF Holdings by way of indirect control of Reserve 6 and VOF Holdings. The address of the reporting person is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.
(11)

In a Schedule 13G filed by SCW Capital Management, LP with the SEC on September 23, 2019, the reporting person states that as of September 16, 2019 it beneficially owned and had shared voting and dispositive power over 1,780,111 shares of Class A common stock. The Schedule 13G also discloses that SCW Capital Management, LP serves as investment manager to, and may be deemed to beneficially own securities owned by, each of SCW Capital, LP and SCW Capital QP, LP (together, the “Funds”), which are the record and direct beneficial owners of the securities covered by the Schedule 13G. The address of the reporting person is 3131 Turtle Creek Blvd., Suite 850, Dallas, Texas 75219.

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give the Atlas Parties your proxy FOR the election of our Nominees, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe, and in accordance with the Atlas Parties’ recommendations on the other proposals on the agenda for the Annual Meeting by taking these three steps:

☐	SIGNING the enclosed BLUE proxy card;

☐	DATING the enclosed BLUE proxy card; and

☐	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a bank, brokerage firm, dealer, trust company or other institution or nominee, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your bank, brokerage firm, dealer, trust company or other institution or nominee, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting instruction form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Harkins Kovler at the address set forth below.

3 Columbus Circle, 15th Floor

New York, NY 10019

Stockholders Call Toll-Free at: +1 (877) 339-3288

Banks and Brokers Call Collect at +1 (212) 468-5380

Email at VRS@HarkinsKovler.com

[Preliminary Copy of Proxy Card, Subject to Completion dated December 5, 2019]

BLUE PROXY CARD

VERSO CORPORATION

YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY

PLEASE REVIEW THE PROXY STATEMENT AND

SUBMIT A PROXY

(See reverse side for instructions.)

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, to: Lapetus Capital II LLC, c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019.

—————————————————————————————

VERSO CORPORATION

PROXY CARD

THE ATLAS PARTIES RECOMMEND A VOTE FOR PROPOSAL NO. 1, A VOTE FOR PROPOSAL NO. 2, A VOTE FOR PROPOSAL NO. 6, A VOTE FOR PROPOSAL NO. 7, AND MAKE NO RECOMMENDATION ON PROPOSAL NO. 3, PROPOSAL NO. 4 and PROPOSAL NO. 5

1.	STOCKHOLDER PROPOSAL: The proposal to elect each of the following individuals to serve as a director of the Verso Corporation Board:

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(1) Sean T. Erwin (2) Jeffrey E. Kirt (3) Timothy Lowe	☐	☐	☐

PLUS the persons who have been nominated by Verso to serve as directors, other than Alan J. Carr, Eugene I. Davis and Steven D. Scheiwe. The participants are NOT seeking authority to vote for and WILL NOT exercise any authority to vote for Alan J. Carr, Eugene I. Davis and Steven D. Scheiwe. You should refer to the proxy statement and form of proxy distributed by Verso for the names, background, qualifications and other information concerning the Verso nominees.

Note: if you do not wish your shares voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominees you do not support on the line below. You may also withhold authority to vote for the persons who have been nominated by Verso to serve as directors other than Alan J. Carr, Eugene I. Davis and Steven D. Scheiwe by writing the names of such nominees for whom you wish to withhold authority below. Your shares will then be voted for the remaining nominee(s). None of the Verso nominees for whom we seek authority to vote have agreed to serve if elected with the Atlas Parties’ nominees, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe. There is no assurance that any of the Company’s nominees will serve as directors if the Atlas Parties’ nominees are elected.

2.	COMPANY PROPOSAL: The proposal to approve three amendments to Verso’s Amended and Restated Certificate of Incorporation to:

		FOR	AGAINST	ABSTAIN
	2a. Change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement;	☐	☐	☐

		FOR	AGAINST	ABSTAIN
	2b. Change the supermajority vote requirement for stockholders to amend Verso’s Amended and Restated Bylaws to a majority vote requirement; and	☐	☐	☐

		FOR	AGAINST	ABSTAIN
	2c. Change the supermajority vote requirement for stockholders to amend certain provisions of Verso’s Amended and Restated Certificate of Incorporation to a majority vote requirement.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	COMPANY PROPOSAL: A proposal to approve on an advisory basis the compensation of Verso’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	COMPANY PROPOSAL: A proposal for the ratification of the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	COMPANY PROPOSAL: A proposal to approve, on an advisory basis, the adoption of Verso’s Stockholder Rights Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
6.	COMPANY PROPOSAL: A proposal to approve, on an advisory basis, a majority vote requirement for elections of directors.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
7.	STOCKHOLDER PROPOSAL: A proposal to repeal new bylaws adopted without approval of the Stockholders after June 26, 2019.	☐	☐	☐

Please sign and date this proxy and return it promptly.

Stockholder Signature	Date
Title: ___________________________

Stockholder (Joint Owner) Signature	Date
Title:___________________________

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

IMPORTANT

[PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION]

SIGN, DATE AND MAIL YOUR PROXY TODAY.

PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE MUST BE RECEIVED NO LATER THAN JANUARY 15, 2019, TO BE INCLUDED IN THE VOTING RESULTS.

The Proxy Statement, as well as other proxy materials distributed by the Atlas Parties, are available free of charge online at www.[•].com.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

If submitting a proxy by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing.

VERSO CORPORATION

BLUE PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS JANUARY 21, 2020

This proxy is solicited by Lapetus Capital II LLC (together with its affiliates, the “Atlas Parties”) for use at the Annual Meeting of Stockholders of Verso Corporation. The Nominees nominated by the Atlas Parties, and the Blue Wolf Parties (each as defined in the Proxy Statement) are participants in this solicitation.

The undersigned hereby appoints and constitutes each of                and                (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Verso Corporation (“Verso”) to be held on January 21, 2020 at 10:00 a.m. Eastern Time, at JW Marriott Essex House, located at 160 Central Park South, New York, New York 10019, and at any adjournment or postponement or continuations thereof (the “Annual Meeting”), hereby revoking any proxies previously given, to vote all shares of Common Stock of Verso held or owned by the undersigned and represented by this proxy card as directed below, and in their discretion upon such other matters as may come before the meeting (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the meeting).

IF NO SPECIFICATION IS MADE, THE SHARES OF COMMON STOCK WILL BE VOTED (1) FOR SEAN T. ERWIN, JEFFREY E. KIRT AND TIMOTHY LOWE FOR DIRECTOR, AND FOR THE PERSONS WHO HAVE BEEN NOMINATED BY VERSO TO SERVE AS DIRECTORS, OTHER THAN ALAN J. CARR, EUGENE I. DAVIS AND STEVEN D. SCHEIWE; (2) FOR THE PROPOSAL TO APPROVE THREE AMENDMENTS TO VERSO’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION; (3) TO ABSTAIN ON THE PROPOSAL TO APPROVE ON AN ADVISORY BASIS THE COMPENSATION OF VERSO’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPANY’S PROXY STATEMENT FOR THE ANNUAL MEETING; (4) FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP TO SERVE AS VERSO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019; (5) TO ABSTAIN ON THE PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE ADOPTION OF VERSO’S STOCKHOLDER RIGHTS PLAN; (6) FOR THE PROPOSAL TO VOTE, ON AN ADVISORY BASIS, ON A MAJORITY VOTE REQUIREMENT FOR ELECTIONS OF DIRECTORS; (7) FOR THE REPEAL OF NEW BYLAWS ADOPTED WITHOUT APPROVAL OF THE STOCKHOLDERS AFTER JUNE 26, 2019; AND (8) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)